UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-22298

Starboard Investment Trust
(Exact name of registrant as specified in charter)

116 South Franklin Street, Post Office Box 69, Rocky Mount, North Carolina  27802
(Address of principal executive offices)                               (Zip code)

A. Vason Hamrick
 116 South Franklin Street, Post Office Box 69, Rocky Mount, North Carolina  27802
 (Name and address of agent for service)

Registrant's telephone number, including area code: 252-972-9922

Date of fiscal year end: May 31

Date of reporting period: May 31, 2012

Item 1. REPORTS TO STOCKHOLDERS.

Annual Report 2012
May 31, 2012

FMX Growth Allocation Fund

Institutional Class Shares
Advisor Class Shares

This report and the financial statements contained herein are submitted for the general information of the shareholders of the FMX Growth Allocation Fund (the “Fund”).  The Fund’s shares are not deposits or obligations of, or guaranteed by, any depository institution. The Fund’s shares are not insured by the FDIC, Federal Reserve Board or any other agency, and are subject to investment risks, including possible loss of principal amount invested.  Neither the Fund nor the Fund’s distributor is a bank.

The FMX Growth Allocation Fund is distributed by Capital Investment Group, Inc., Member FINRA/SIPC, 17 Glenwood Ave, Raleigh, NC, 27603. There is no affiliation between the FMX Growth Allocation Fund, including its principals, and Capital Investment Group, Inc.

Statements in this Annual Report that reflect projections or expectations of future financial or economic performance of the FMX Growth Allocation Fund (“Fund”) and of the market in general and statements of the Fund’s plans and objectives for future operations are forward-looking statements. No assurance can be given that actual results or events will not differ materially from those projected, estimated, assumed or anticipated in any such forward-looking statements. Important factors that could result in such differences, in addition to the other factors noted with such forward-looking statements, include, without limitation, general economic conditions such as inflation, recession and interest rates.  Past performance is not a guarantee of future results.

An investment in the Fund is subject to investment risks, including the possible loss of some or the entire principal amount invested. There can be no assurance that the Fund will be successful in meeting its investment objective. Investment in the Fund is also subject to the following risks: market risk, risks related to “fund of funds” structure, derivative risk, leverage risk, short sales risk, sector risk, portfolio turnover risk, management style risk, investment advisor risk, operating risk, new fund risk, small-cap and mid-cap securities risk, and foreign securities and emerging markets risk. More information about these risks and other risks can be found in the Fund’s prospectus.

The performance information quoted in this annual report represents past performance, which is not a guarantee of future results.  Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  Current performance may be lower or higher than the performance data quoted.  An investor may obtain performance data current to the most recent month-end by visiting www.ncfunds.com.

An investor should consider the investment objectives, risks, and charges and expenses of the Fund carefully before investing.  The prospectus contains this and other information about the Fund.  A copy of the prospectus is available at www.ncfunds.com or by calling Shareholder Services at 1-800-773-3863.  The prospectus should be read carefully before investing.

This Annual Report was first distributed to shareholders on or about July 30, 2012.

For More Information on Your FMX Growth Allocation Fund:

See Our Web site @ www.ncfunds.com
or
Call Our Shareholder Services Group Toll-Free at 1-800-773-3863.

May 31, 2012

Enclosed for your review is the Annual Report of the FMX Growth Allocation Fund (the “Fund”) for the period ended May 31, 2012.  From June 1, 2011 through May 31, 2012, the Fund’s Institutional Class Shares underperformed the Fund’s benchmark, the S&P 500 TR Index1 (the S&P 500) by 7.68%, with the S&P 500 having a one year return of -0.41%.  On a global scale, the Fund’s Institutional Class Shares outperformed the S&P Global Broad Market Index1 (the S&P BMI) by 6.64% with a one year return of -8.09% compared to the S&P Global BMI Index return of -14.73%.

Average Annual Total Returns	Past	Since	Net Expense	Gross Expense
Period Ended June 30, 2012	1 Year	Inception*	Ratio**	Ratio***
FMX Growth Allocation Fund – Institutional Class Shares	-3.36%	4.14%	1.38%	4.76%
S&P 500 TR Index	5.45%	13.23%	n/a	n/a
S&P Global Broad Market Index	-9.19%	4.76%	n/a	n/a

Performance shown is for the period ended March 31, 2012.  The performance data quoted above represents past performance, which is not a guarantee of future results.  Investment return and principal value of an investment in the Funds will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.  Current performance may be lower or higher than the performance data quoted.  To obtain more current performance data regarding the Funds, including performance data current to the Funds' most recent month-end, please visit www.fmxfund.com

*The Fund’s inception date is October 2, 2009.
** The Advisor has entered into an Operating Plan with the Administrator through October 1, 2012, under which it has agreed to assume certain expenses of the Administrator to the extent the operating expenses exceed 1.45% of the average daily net assets of the Fund, exclusive of amounts payable under a Rule 12b-1 distribution plan, acquired fund fees and expenses, and extraordinary expenses.  The Operating Plan can only be terminated at the conclusion of the then-current term by notice of non-renewal to a party or mutual agreement of the parties.
***Gross expense ratio is from the Funds' prospectus dated September 28, 2011.

Performance
Over the past year, the S&P 500 has seen returns that many equity indices did not necessarily enjoy.  From a global perspective, many areas of the equity markets had significant negative returns during the period.  We certainly aren’t pleased that we didn’t participate in the entire upside of the S&P 500; however, what is not reflected in the total return numbers are the fluctuations in index levels from point A to point B.  Over the one year period mentioned above, the S&P 500 had a peak to valley decline of 15.3% and the S&P Global BMI had a decline of 19.28%. While we have a long-term growth perspective, we also attempt to limit volatility where prudent which is reflected in some basic risk measures for the Fund:  For the period ending May 31, our portfolio beta relative to the S&P 500 was .76.  For the same period, the Fund’s volatility of returns, measured by standard deviation, was 13.8 while the S&P 500 and S&P BMI had a standard deviation of 17.86 and 21.45 respectively.

Starting last summer, we have seen bouts of volatility and very few clear trends in most markets.   As the markets have been oscillating, we have maintained a defensive position which has been advantageous relative to the S&P Global BMI.  However, the same defensive stance has been the largest factor in underperforming the S&P 500.  We don’t make excuses for performance and we will continue to make any improvements necessary with the objective of respectable long-term returns.  With the same objective, we also respect the fact that some temporary market conditions call for minimizing losses and having a conservative position.

Areas perceived as safe havens saw investment inflows over the past year.  The best performing sectors in general were Utilities, Consumer Discretionary and Consumer Staples.   The worst performing sectors during this time period were Precious Metals, Natural Resources, Energy and Financials.  International and Emerging Markets were the worst performing broad asset classes, due in part to the European situation which has inspired intraday market exuberance or pessimism, depending on the headline of the moment.  Over the past year, our defensive positions have included consumer staples, utilities and healthcare while some examples of opportunistic exposure include emerging markets such as Latin America, India, Brazil, Thailand, Vietnam and Indonesia.

Portfolio
As you are aware, the portfolio is segmented into four components:  1. A high quality Core section, 2. a more liberal Global All-Cap segment, 3. a smaller weighting to a more actively traded Opportunistic segment, and 4. a cash overlay for the most extreme market situations.  This segmentation strategy has historically served us well when there are clear upward trends in the market and our conservative measures have historically proved beneficial as markets head south.  What we would like is for the market, or even parts of the market, to find some solid footing as opposed to the excess volatility that we’ve been subjected to over the last year.  However, we are realistic in our expectations and prepared to either remain defensive if necessary, while continuing to utilize our tactical ability within Global All Cap and Opportunistic.  We continuously review and critique our process and we welcome the opportunity to adapt with the changing markets.  We have no reason to believe that we need to implement any structural changes

Our approach to investing is not to “buy and hold,” but rather to invest in those asset classes and sectors which our models identify as attractive.  Over the past year, the Fund has had exposure to (i) various sectors, including healthcare, communications, consumer staples, utilities, real estate, energy, technology, industrials, financials and materials; (ii) commodities, including sugar, copper, agriculture, precious metals and oil; (iii) countries, including China, Japan and Europe (iv) emerging markets, including Latin America, India, Brazil, Thailand, Vietnam and Indonesia.

The Fund offers diversification combined with a disciplined security selection approach which can help manage risk.  In addition, the utilization of our proprietary cash allocation algorithm helps protect the portfolio from downside risk while still providing the opportunity to take advantage of market gains.  Our goal is to deliver on our word and to continue to improve all aspects of our business.  Also, later this year we will announce ways in which we are improving upon our deliverables.

As always, we remain optimistic and committed to achieving these goals.  Thank you for your business.

Very truly yours,

Dale J. Murphey, CEO and President

1You cannot invest directly in these indexes.  The indexes do not have an investment advisor and do not pay any commissions, expenses or taxes.  If these indexes paid commissions, expenses or taxes, their returns would be lower.

FMX Growth Allocation Fund - Institutional Class Shares

Performance Update (Unaudited)

For the period from October 2, 2009 (Commencement of Operations) to May 31, 2012

Comparison of the Change in Value of a $10,000 Investment

The graph above assumes an initial $10,000 investment and represents the reinvestment of dividends and capital gains.  This graph depicts the performance of Institutional Class Shares versus the S&P 500 Total Return Index and the S&P Global Broad Market Index.  It is important to note that the Fund is a professionally managed mutual fund while the indices are not available for investment and are unmanaged. The comparison is shown for illustrative purposes only.

Average Annual Total Returns
				Gross
As of	One	Since	Inception	Expense
May 31, 2012	Year	Inception	Date	Ratio*
Institutional Class Shares	-8.09%	3.06%	10/02/09	4.76%
S&P 500 Total Return Index	-0.41%	11.95%	N/A	N/A
S&P 500 Global Broad Market Index	-14.73%	3.17%	N/A	N/A

* The gross expense ratio shown is from the Fund's prospectus dated September 28, 2011.

Performance quoted above represents past performance, which is no guarantee of future results.  Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.  Current performance may be lower or higher than the performance data quoted. An investor may obtain performance data, current to the most recent month-end, by visiting www.ncfunds.com.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.  Average annual total returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestments of distributions.

FMX Growth Allocation Fund - Advisor Class Shares

Performance Update (Unaudited)

For the period from February 18, 2011 (Date of Initial Public Investment) to May 31, 2012

Comparison of the Change in Value of a $10,000 Investment

The graph above assumes an initial $10,000 investment and represents the reinvestment of dividends and capital gains.  This graph depicts the performance of Advisor Class Shares versus the S&P 500 Total Return Index and the S&P 500 Global Broad Market Index.  It is important to note that the Fund is a professionally managed mutual fund while the indices are not available for investment and are unmanaged. The comparison is shown for illustrative purposes only.

Average Annual Total Returns
				Gross
As of	One	Since	Inception	Expense
May 31, 2012	Year	Inception	Date	Ratio*
Advisor Class Shares - No Sales Load	-8.90%	-6.02%	02/18/11	5.76%
S&P 500 Total Return Index	-0.41%	0.22%	N/A	N/A
S&P 500 Global Broad Market Index	-14.73%	-11.50%	N/A	N/A

* The gross expense ratio shown is from the Fund's prospectus dated September 28, 2011.

Performance quoted above represents past performance, which is no guarantee of future results.  Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.  Current performance may be lower or higher than the performance data quoted. An investor may obtain performance data, current to the most recent month-end, by visiting www.ncfunds.com.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.  Average annual total returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestments of distributions.

FMX Growth Allocation Fund

Schedule of Investments

As of May 31, 2012
				Shares	Value (Note 1)

EXCHANGE TRADED PRODUCTS - 33.39%
		First Trust Health Care AlphaDEX Fund		31,695	$935,953
	*	First Trust NYSE Arca Biotechnology Index Fund		11,294	480,673
		iShares Dow Jones US Home Construction Index Fund		31,995	462,328
		iShares FTSE NAREIT Mortgage Plus Capped Index Fund		34,800	487,026
		iShares FTSE NAREIT Residential Plus Capped Index Fund		10,670	490,820
		iShares Nasdaq Biotechnology Index Fund		7,566	932,207
		iShares S&P Global Consumer Staples Sector Index Fund		13,801	939,986
	*	SPDR S&P Biotech ETF		5,998	479,867
		Utilities Select Sector SPDR Fund		13,792	493,436

		Total Exchange Traded Products (Cost $5,806,002)			5,702,296

OPEN-END FUNDS - 65.98%
	*	Ave Maria Growth Fund		70,267	1,559,936
		Federated Strategic Value Dividend Fund		328,677	1,567,789
	*	John Hancock US Global Leaders Growth Fund		45,752	1,563,355
	*	Legg Mason ClearBridge Small Cap Growth Fund I		79,948	1,561,378
	*	Oppenheimer Discovery Fund		14,849	939,666
		PIMCO StocksPlus Total Return Fund		187,715	1,569,298
		SEI Institutional Managed Trust - U.S. Managed Volatility Fund		120,878	1,567,789
		T Rowe Price Blue Chip Growth Fund		22,052	939,209

		Total Open-End Funds (Cost $11,450,412)			11,268,420

SHORT-TERM INVESTMENT - 15.23%
	§	Fidelity Institutional Money Market Funds - Money Market Portfolio, 0.19%			2,601,396

		Total Short-Term Investment (Cost $2,601,396)			2,601,396

Total Value of Investments (Cost $19,857,810) - 114.60%					$19,572,112

Liabilities in Excess of Other Assets - (14.60)%					(2,493,476)

	Net Assets - 100%				$17,078,636

*	Non-income producing investment		§	Represents 7 day effective yield

		Summary of Investments by Sector

		Sector	% of Net Assets	Value
		Exchange Traded Products	33.39%	$5,702,296
		Open-End Funds	65.98%	11,268,420
		Short-Term Investment	15.23%	2,601,396
		Total	114.60%	$19,572,112

See Notes to Financial Statements

FMX Growth Allocation Fund

Statement of Assets and Liabilities

As of May 31, 2012

Assets:
Investments, at value (cost $19,857,810)	$19,572,112
Receivables:
Investments sold	5,208,466
Fund shares sold	11,516
Dividends and interest	73
Prepaid expenses	1,188

Total assets	24,793,355

Liabilities:
Payables:
Investments purchased	7,491,032
Fund shares repurchased	203,787
Accrued expenses
Administration fees	12,877
Advisory fees	6,309
Other expenses	714

Total liabilities	7,714,719

Net Assets	$17,078,636

Net Assets Consist of:
Capital	$18,232,442
Distributable Income:
Net investment income	-
Net realized loss on investments	(868,108)
Net unrealized depreciation on investments	(285,698)

Total Net Assets	$17,078,636

Institutional Class Shares outstanding, no par value (unlimited authorized shares)	1,726,796
Net Assets	16,271,025
Net Asset Value, Offering Price and Redemption Price Per Share	$9.42

Advisor Class Shares outstanding, no par value (unlimited authorized shares)	85,223
Net Assets	807,611
Net Asset Value, Offering Price and Redemption Price Per Share	$9.48

See Notes to Financial Statements

FMX Growth Allocation Fund

Statement of Operations

For the Year Ended May 31, 2012

Investment Income:
Dividends	$356,976

Total Income	356,976

Expenses:
Advisory fees (note 2)	99,781
Administration fees (note 2)	164,632
Distribution and service fees - Advisor Class Shares (note 3)	7,856

Total Expenses	272,269

Advisory fees waived (note 2)	(9,012)
Administration fees waived (note 2)	(4,506)

Net Expenses	258,751

Net Investment Income	98,225

Realized and Unrealized Loss on Investments

Net realized loss from investment transactions	(868,065)
Change in unrealized depreciation on investments	(432,349)

Realized and Unrealized Loss on Investments	(1,300,414)

Net Decrease in Net Assets Resulting from Operations	$(1,202,189)

See Notes to Financial Statements

FMX Growth Allocation Fund

Statements of Changes in Net Assets

For the Year Ended May 31,		2012		2011

Operations:
Net investment income (loss)		$ 98,225		$ (94,958)
Net realized (loss) gain from investment transactions		(868,065)		2,344,257
Change in unrealized appreciation (depreciation) on investments		(432,349)		146,335

Net (Decrease) Increase in Net Assets Resulting from Operations		(1,202,189)		2,395,634

Distributions to Shareholders: (note 5)
Return of capital
Institutional Class Shares		(392,810)		-
Advisor Class Shares		(14,605)		-
Net realized gain from investment transactions
Institutional Class Shares		(2,249,896)		(9,266)
Advisor Class Shares		(80,137)		-

Decrease in Net Assets Resulting from Distributions		(2,737,448)		(9,266)

Capital Share Transactions:
Shares sold		12,082,259		28,548,365
Reinvested dividends and distributions		891,976		245
Shares repurchased		(7,847,735)		(15,490,104)

Increase from Capital Share Transactions		5,126,500		13,058,506

Net Increase in Net Assets		1,186,863		15,444,874

Net Assets:
Beginning of Year		15,891,773		446,899
End of Year		17,078,636		15,891,773

Share Information:	Shares	Amount	Shares	Amount
Institutional Class Shares
Shares sold	1,100,246	$11,525,284	2,791,337	$27,997,870
Reinvested dividends and distributions	85,662	814,439	22	245
Shares repurchased	(761,623)	(7,641,249)	(1,533,825)	(15,490,104)
Net Increase in Capital Shares	424,285	$4,698,474	1,257,534	$12,508,011
Outstanding, Beginning of Year	1,302,511	12,965,319	44,977	457,308
Outstanding, End of Year	1,726,796	$17,663,793	1,302,511	$12,965,319

Advisor Class Shares
Shares sold	50,380	$556,974	46,405	$549,027
Reinvested dividends and distributions	8,095	77,536	-	-
Shares repurchased	(19,657)	(206,486)	-	-
Net Increase in Capital Shares	38,818	$428,024	46,405	$549,027
Outstanding, Beginning of Year	46,405	549,027	-	-
Outstanding, End of Year	85,223	$977,051	46,405	$549,027
See Notes to Financial Statements

FMX Growth Allocation Fund

Financial Highlights

For a share outstanding during the	Institutional Class Shares
fiscal year ended May 31,	2012	2011	2010(a)

Net Asset Value, Beginning of Year	$11.78	$9.94	$10.00

Income (Loss) from Investment Operations
Net investment loss	0.06	(0.07)	(0.05)
Net realized and unrealized gain (loss) on securities	(1.05)	1.92	(0.01)

Total from Investment Operations	(0.99)	1.85	(0.06)

Less Distributions:
Distributions (from capital gains)	(1.16)	(0.01)	-

Total Distributions	(1.16)	(0.01)	-

Paid in Capital
Paid in capital	(0.21)	-	-

Total Paid in Capital	(0.21)	-	-

Net Asset Value, End of Year	$9.42	$11.78	$9.94

Total Return (d)	(8.09)%	18.12%	0.60%

Net Assets, End of Year (in thousands)	$16,271	$15,341	$447

Average Net Assets for the Year (in thousands)	$17,454	$10,871	$337

Ratios of:
Gross Expenses to Average Net Assets (e)	1.45%	1.45%	1.45%	(b)
Net Expenses to Average Net Assets (e)	1.38%	1.45%	1.45%	(b)
Net Investment Income/(Loss) to Average Net Assets (f)	0.59%	(0.86)%	(1.10)%	(b)

Portfolio turnover rate	711.11%	658.15%	332.64%	(c)

(a)	For the period from October 2, 2009 (Commencement of Operations) to May 31, 2010.
(b) Annualized
(c) Not annualized.
(d)	Includes adjustments in accordance with accounting principles generally accepted in the United States and, consequently, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(e)	Does not include expenses of the investment companies in which the Fund invests.
(f)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.

				(Continued)

FMX Growth Allocation Fund

Financial Highlights

For a share outstanding during the	Advisor Class Shares
fiscal year ended May 31,	2012	2011(a)

Net Asset Value, Beginning of Year	$11.87	$11.71

Income (Loss) from Investment Operations
Net investment income (loss)	(0.05)	(0.03)
Net realized and unrealized gain (loss) on securities	(1.03)	0.19

Total from Investment Operations	(1.08)	0.16

Less Distributions:
Distributions (from capital gains)	(1.10)	-

Total Distributions	(1.10)	-

Paid in Capital
Paid in capital	(0.21)	-

Total Paid in Capital	(0.21)	-

Net Asset Value, End of Year	$9.48	$11.87

Total Return (d)	(8.90)%	1.37%

Net Assets, End of Year (in thousands)	$808	$551

Average Net Assets for the Year (in thousands)	$786	$206

Ratios of:
Gross Expenses to Average Net Assets (e)	2.44%	2.45%	(b)
Net Expenses to Average Net Assets (e)	2.38%	2.45%	(b)
Net Investment Income/(Loss) to Average Net Assets (f)	(0.60)%	(2.39)%	(b)

Portfolio turnover rate	711.11%	658.15%	(c)

(a)	For the period from February 18, 2011 (Date of Initial Public Investment) to May 31, 2011.
(b) Annualized
(c) Not annualized.
(d)	Includes adjustments in accordance with accounting principles generally accepted in the United States and, consequently, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(e) Does not include expenses of the investment companies in which the Fund invests.
(f)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.

FMX Growth Allocation Fund

Notes to Financial Statements

1.	Organization and Significant Accounting Policies

The FMX Growth Allocation Fund (“Fund”) is a series of the Starboard Investment Trust (“Trust”). The Trust is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.  The Fund is a separate diversified series of the Trust.

The Fund commenced operations on October 2, 2009. The investment objective of the Fund is to seek capital appreciation without regard to current income.  In order to achieve its investment objective, FolioMetrix LLC (“Advisor”) will seek to invest primarily in no-load, institutional, and exchange-traded funds (“Portfolio Funds”).  Although the Fund will primarily invests in Portfolio Funds with no sales related expenses or very low sales related expenses, the Fund is not precluded from investing in Portfolio Funds with sales-related expenses, redemption fees, and/or service fees in excess of 0.25%.  The Fund will primarily invest in Portfolio Funds that have a similar investment objective or that are otherwise permitted investments under the Fund’s investment policies.  The Portfolio Funds’ investments generally will include, but are not limited to, equity securities.

The Advisor uses a proprietary screening process to select Portfolio Funds for investment.  The screening process includes analysis of sector and asset allocations, total returns, and risk data.  The Advisor will seek to construct portfolios that achieve the Fund’s investment objective while assuming risk that is no more than 20% greater than the S&P 500 Index.  The Advisor will generally sell a Portfolio Fund when a more attractive investment opportunity is identified or the Fund’s portfolio needs to be rebalanced.

The Board of Trustees of the Trust approved, on November 4, 2010, a plan to authorize a new class of shares for the Fund designated as Advisor Class Shares.  On February 15, 2011, the Advisor Class Shares became effective.  The Fund currently has an unlimited number of authorized shares, which are divided into two classes – Institutional Class Shares and Advisor Class Shares.  Each class of shares has equal rights as to assets of the Fund, and the classes are identical except for differences in ongoing distribution and service fees.  The Advisor Class Shares are subject to distribution plan fees as described in Note 3.  Income, expenses (other than distribution and service fees), and realized and unrealized gains or losses on investments are allocated to each class of shares based upon its relative net assets.  All classes have equal voting privileges, except where otherwise required by law or when the Trustees determine that the matter to be voted on affects only the interests of the shareholders of a particular class.

The following is a summary of significant accounting policies consistently followed by the Fund.  The policies are in conformity with accounting principles generally accepted in the United States of America.  In June 2009, the Financial Accounting Standards Board (“FASB”) codified its standards and accounting principles for the financial statements issued for years ending after September 15, 2009.  Herein, the Fund will make reference to accounting principles generally accepted in the United States issued by FASB as Accounting Standards Codification (“ASC”).

Investment Valuation
The Fund’s investments in securities are carried at fair value.  Investments in funds within the FMX Growth Allocation Fund are valued based on the net asset values as reported by the underlying funds.  Securities listed on an exchange or quoted on a national market system are valued at the last sales price as of 4:00 p.m. Eastern Time. Securities traded in the NASDAQ over-the-counter market are generally valued at the NASDAQ Official Closing Price. Other securities traded in the over-the-counter market and listed securities for which no sale was reported on that date are valued at the most recent bid price. Securities and assets for which representative market quotations are not readily available (e.g., if the exchange on which the portfolio security is principally traded closes early or if trading of the particular portfolio security is halted during the day and does not resume prior to the Fund’s net asset value calculation) or which cannot be accurately valued using the Fund’s normal pricing procedures are valued at fair value as determined in good faith under policies approved by the Trustees.  A portfolio security’s “fair value” price may differ from the price next available for that portfolio security using the Fund’s normal pricing procedures.  Instruments with maturities of 60 days or less are valued at amortized cost, which approximates market value.

(Continued)

FMX Growth Allocation Fund

Notes to Financial Statements

Fair Value Measurement
The Fund has adopted ASC Topic 820, Fair Value Measurements.  ASC Topic 820 defines fair value, establishes a frame work for measuring fair value and expands disclosure about fair value measurements.

Various inputs are used in determining the value of the Fund's investments.  These inputs are summarized in the three broad levels listed below:

a.	Level 1: Unadjusted quoted prices in active markets for identical securities
b.	Level 2: other significant observable inputs (including quoted prices for similar securities, interest rates, credit risk, etc.)
c.	Level 3: significant unobservable inputs (including the Fund’s own assumptions in determining fair value of investments)

The Fund has adopted FASB guidance updating ASC Topic 820 titled, “Determining Fair Value When the Volume and Level of Activity for the Asset or Liability have Significantly Decreased and Identifying Transactions that are not Orderly” which provides guidance on determining when there has been a significant decrease in the volume and level of activity for an asset or liability, when a transaction that is not orderly, and how that information must be incorporated into fair value measurement.  The guidance emphasizes that even if there has been a significant decrease in volume and level of activity for an asset or liability and regardless of the valuation techniques used, the objective of a fair value measurement remains the same.

An Investment asset’s or liability’s level within the fair value hierarchy is based on the lowest level input, individually or in aggregate, that is significant to fair value measurement.

The valuation techniques used by the Fund to measure fair value for the fiscal year ended May 31, 2012 maximized the use of observable inputs and minimized the use of unobservable inputs.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.  The following is a summary of the inputs used in valuing the Fund's assets:

Assets	Total	Level 1		Level 2		Level 3
Exchange Traded Products	$5,702,296	$5,702,296	$	- -	$	- -
Open-End Funds	11,268,420	11,268,420		- -		- -
Short-Term Investment	2,601,396	2,601,396		-		- -
Total	$19,572,112	$19,572,112	$	- -	$	- -

Investment Transactions and Investment Income
Investment transactions are accounted for as of the date purchased or sold (trade date).  Dividend income is recorded on the ex-dividend date.  Certain dividends from foreign securities will be recorded as soon as the Fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date.  Interest income is recorded on the accrual basis and includes amortization of discounts and premiums.  Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes.

Expenses
The Fund bears expenses incurred specifically on its behalf as well as a portion of general expenses, which are allocated according to methods reviewed annually by the Trustees.

Dividend Distributions
The Fund may declare and distribute dividends from net investment income (if any) quarterly.  Distributions from capital gains (if any) are generally declared and distributed annually.  Dividends and distributions to shareholders are recorded on ex-date.

(Continued)

FMX Growth Allocation Fund

Notes to Financial Statements

Estimates
The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in the net assets from operations during the reported period.  Actual results could differ from those estimates.

Federal Income Taxes
No provision for income taxes is included in the accompanying financial statements, as the Fund intends to distribute to shareholders all taxable investment income and realized gains and otherwise comply with Subchapter M of the Internal Revenue Code applicable to regulated investment companies.

2.	Transactions with Affiliates & Service Providers

Advisor
As full compensation for the investment advisory services provided to the Fund, the Advisor receives a monthly fee based on the Fund’s average daily net assets.  The minimum annual rate is 0.00% if the average daily net assets are under $11 million and gradually increases to a maximum annual rate of 0.95% if the average daily net assets are $39 million or more.   The fee paid to the Advisor is calculated by multiplying the average daily net assets of the Fund, as of the last day of each month by the highest applicable annual rate.  In accordance with these terms, the Fund paid $99,781 in advisory fees for the fiscal year ended May 31, 2012, of which $9,012 was subsequently and voluntarily waived.

The Advisor has entered into an Operating Plan with the Fund’s administrator under which it has agreed to assume certain fees of the administrator to the extent such fees exceed the  maximum of 1.45% of the average daily net assets of the Fund to be paid by the Fund to the administrator under its consolidated fee arrangement.  The Advisor cannot recoup from the Fund any amounts paid by the Advisor to the Administrator under the Operating Plan.

Administrator
The Nottingham Company (“Administrator”) assists the Trust in the performance of its administrative responsibilities to the Fund, coordinates and pays for the services of each vendor and the operating expense to the Fund, and provides the Fund with certain administrative, fund accounting, and compliance services.  As part of its services and consolidated fee arrangement, the Administrator receives compensation based on the Fund’s average daily net assets.  The annual rate is 1.45% if the average daily net assets are under $11 million and gradually decreases to an annual rate of 0.175% once the average daily net assets reach $370 million or more.

The fee paid to the Administrator is calculated by multiplying the average daily net assets of the Fund by the highest applicable annual rate.  The Administrator pays all expenses not assumed by the Advisor, including, without limitation: the fees and expenses of its independent accountants, of its legal counsel, and of its Trustees; the costs of printing and mailing to shareholders annual and semi-annual reports, proxy statements, prospectuses, statements of additional information and supplements thereto; the costs of printing registration statements; bank transaction charges and custodian’s fees; any proxy solicitors’ fees and expenses; filing fees; any federal, state or local income or other taxes; any interest; any membership fees of the Investment Company Institute and similar organizations; fidelity bond and Trustees’ liability insurance premiums.  The Fund paid $164,632 in administration fees for the fiscal year ended May 31, 2012, of which $4,506 was subsequently and voluntarily waived.

Compliance Services
Nottingham Compliance Services, LLC (“NCS”), a fully owned affiliate of the Administrator, provides services which assist the Trust’s Chief Compliance Officer in monitoring and testing the policies and procedures of the Trust in conjunction with requirements under Rule 38a-1 of the 1940 Act.  NCS is entitled to receive compensation from the Administrator pursuant to the Administrator’s fee arrangements with the Fund.

(Continued)

FMX Growth Allocation Fund

Notes to Financial Statements

Transfer Agent
Nottingham Shareholder Services, LLC (“Transfer Agent”) serves as transfer, dividend paying, and shareholder servicing agent for the Fund.  For its services, the Transfer Agent is entitled to receive compensation from the Administrator pursuant to the Administrator’s fee arrangements with the Fund.

Distributor
Capital Investment Group, Inc. (the “Distributor”) serves as the Fund’s principal underwriter and distributor.  For its services, the Distributor is entitled to receive compensation from the Administrator pursuant to the Administrator’s fee arrangements with the Fund.

Certain Trustees and officers of the Trust may also be officers of the Advisor, the Distributor, the Administrator, or NCS.

Because the underlying funds have varied expense and fee levels and the Fund may own different proportions of underlying funds at different times, the amount of fees and expense incurred indirectly by the Fund will vary.

3.	Distribution and Service Fees

The Board of Trustees, including a majority of the Trustees who are not “interested persons” as defined in the 1940 Act, adopted a distribution and service plan pursuant to Rule 12b-1 of the 1940 Act (the “Plan”) for the Advisor Class Shares.  The 1940 Act regulates the manner in which a registered investment company may assume costs of distributing and promoting the sales of its shares and servicing of its shareholder accounts.  The Plan provides that the Fund may incur certain costs, which may not exceed 1.00% per annum of the average daily net assets of the Advisor Class Shares for each year elapsed subsequent to adoption of the Plan, for payment to the Distributor and others for items such as advertising expenses, selling expenses, commissions, travel, or other expenses reasonably intended to result in sales of Advisor Class Shares or servicing of Advisor Class shareholder accounts. For the year ended May 31, 2012, $7,856 in fees were incurred by the Distributor.

4.	Purchases and Sales of Investment Securities

For the fiscal year ended May 31, 2012, the aggregate cost of purchases and proceeds from sales of investment securities (excluding short-term securities) were as follows:

Fiscal Year	Purchases of Securities	Proceeds from Sales of Securities
June 1, 2011 - May 31, 2012	$123,963,690	$121,159,454

There were no long-term purchases or sales of U.S Government Obligations during the six month period ended May 31, 2012.

5.	Federal Income Tax

Distributions are determined in accordance with Federal income tax regulations, which differ from generally accepted accounting principles, and, therefore, may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes.  Financial reporting records are adjusted for permanent book/tax differences to reflect tax character but are not adjusted for temporary differences. For the year ended May 31, 2012 there were no differences between the book and the tax treatment of the distributions.

Management has analyzed the Fund’s tax positions for all open tax years (current and prior three tax years, is applicable) and determined that the implementation of ASC Topic 740 “Accounting for Uncertainty in Income Taxes” had no impact on the Fund’s net assets or results of operations.  As of and during the fiscal year ended May 31, 2012, the Fund does not have a liability for uncertain tax positions.  The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the statement of operations.  During the fiscal year, the Fund did not incur any interest or penalties.

(Continued)

FMX Growth Allocation Fund

Notes to Financial Statements

Reclassifications to paid-in capital relate primarily to differing book/tax treatment of ordinary net investment losses.  For the fiscal year ended May 31, 2012, the following reclassifications, which had no impact on results of operations or net assets, were recorded to reflect tax character:

Paid-in Capital	$(407,415)
Undistributed Net Investment Income (Loss)	(98,225)
Undistributed Net Realized Gain (Loss) on Investments	505,640

At May 31, 2012, the tax-basis cost of investments and components of distributable earnings were as follows:

Cost of Investments	$ 19,866,012

Unrealized Appreciation	$ 63,974
Unrealized Depreciation	(357,874)
Net Unrealized Appreciation	(293,900)

Accumulated Capital Losses	(859,906)

Distributable Earnings	$(1,153,806)

The difference between book-basis and tax-basis net unrealized appreciation (depreciation) is attributable to the deferral of losses from wash sales.  Accumulated capital losses noted above represent net capital loss carryovers as of May 31, 2012 that are available to offset future realized capital gains, if any, and thereby reduce future taxable gain distributions.

For the fiscal year ended May 31, 2010, ($60) of Accumulated Capital Losses and ($8,601) of Other Book/Tax Differences were reported in the 2010 Annual Report and was restated to ($7,877) of Other Book/Tax Differences.

For the fiscal year ended May 31, 2011, $2,231,023 was reported as Undistributed Ordinary Income in the 2011 Annual Report.  Due to the restatement noted above to the 2010 Annual Report, Undistributed Short-Term Gains was restated to $2,231,808.

Also, for the fiscal year ended May 31, 2011, reclassifications to paid-in capital relating primarily to differing book/tax treatment of ordinary investment losses are restated below:

	Original	Restated
Paid-in Capital	($94,958)	$ -
Undistributed Net Investment Income (Loss)	94,958	94,958
Undistributed Net Realized Gain (Loss) on Investments	-	(94,958)

6.	Commitments and Contingencies

Under the Trust’s organizational documents, its officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund.  In addition, in the normal course of business, the Trust entered into contracts with its service providers, on behalf of the Fund, and others that provide for general indemnifications.  The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund.  The Fund expects risk of loss to be remote.

FMX Growth Allocation Fund

Notes to Financial Statements

7.	New Accounting Pronouncements

In May 2011, the FASB issued ASU No. 2011-04 “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements.”  ASU No. 2011-04 amends FASB ASC Topic 820, Fair Value Measurements and Disclosures, to establish common requirements for measuring fair value and for disclosing information about fair value measurements in accordance with GAAP and International Financial Reporting Standards (“IFRS”).  ASU No. 2011-04 is effective for fiscal years beginning after December 15, 2011 and for interim periods within those fiscal years.

8.	Subsequent Events

In accordance with the adoption of ASC Topic 855, Subsequent Events, and in preparing these financial statements, the Fund has evaluated the need for disclosures and/or adjustments resulting from subsequent events through the date of issuance of these financial statements.  This evaluation did not result in any subsequent events that necessitated disclosures and/or adjustments.

BROOKWEINER L.L.C.[SM]
Certified Public Accountants • Business Consultants

125 South Wacker Drive • 10th Floor • Chicago, Illinois 60606-4433
Email: bwmail@brookweiner.com • Web: www.brookweiner.com
312.629.0900 • Fax: 312.629.0901

Members of the firm:
Rosanne B. Andersen
Sherwin A. Brook
Gordon M. Johnson
Elwood Kreger
Howard Leon
Donald E. Rattner
Allen D. Sered
David Weinberg
Sheldon Weiner

Robert J. Krawitz
(1942-2002)
Richard A. Sandlow
(1929-2000)

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders,
Trustees, and
Audit Committee of
FMX Growth Allocation Fund

We have audited the accompanying statement of assets and liabilities of the FMX Growth Allocation Fund (the “Fund”, one of the series constituting the Starboard Investment Trust), including the schedule of investments, as of May 31, 2012, and the related statement of operations for the year ended May 31, 2012, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for the year ended May 31, 2012, May 31, 2011 and the period from October 2, 2009 (Commencement of Operations) to May 31, 2010. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of May 31, 2012, by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the FMX Growth Allocation Fund as of May 31, 2012, the results of its operations for the year then ended and its changes in its net assets for each of the two years in the period then ended, and the financial highlights for the year ended May 31, 2012, May 31, 2011 and the period from October 2, 2009 (Commencement of Operations) to May 31, 2010 in conformity with accounting principles generally accepted in the United States of America.

Chicago, Illinois
July 26, 2012

FMX Growth Allocation Fund

Additional Information (Unaudited)

1.	Proxy Voting Policies and Voting Record

A copy of the Trust’s Proxy Voting and Disclosure Policy and the Advisor’s Disclosure Policy are included as Appendix B to the Fund’s Statement of Additional Information and are available, without charge, upon request, by calling 1-800-773-3863, and on the website of the Security and Exchange Commission (“SEC”) at http://www.sec.gov.  Information regarding how the Fund voted proxies relating to portfolio securities during the most recent period ended June 30, is available (1) without charge, upon request, by calling the Fund at the number above and (2) on the SEC’s website at http://www.sec.gov.

2.	Quarterly Portfolio Holdings

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q.  The Fund’s Forms N-Q is available on the SEC’s website at http://www.sec.gov.  You may review and make copies at the SEC’s Public Reference Room in Washington, D.C.  Information on the operation of the Public Reference Room may be obtained by calling the SEC at 202-942-8090. You may also obtain copies without charge, upon request, by calling the Fund toll-free at 1-800-773-3863.

3.	Tax Information

We are required to advise you within 60 days of the Fund’s fiscal year-end regarding the federal tax status of certain distributions received by shareholders during each fiscal year.  The following information is provided for the Fund’s fiscal year ended May 31, 2012.

Individual shareholders are eligible for reduced tax rates on qualified dividend income.  For the purposes of computing the dividends eligible for reduced tax rates, all of the dividends paid by the funds from ordinary income earned during the fiscal year are considered qualified dividend income.

Corporate shareholders may exclude up to 70% of qualifying dividends.  For the purposes of computing this exclusion, all of the dividends paid by the fund from ordinary income earned during the fiscal year represent qualifying dividends.

Dividend and distributions received by retirement plans such as IRAs, Keogh-type plans and 403(b) plans need not be reported as taxable income.  However, many retirement plans may need this information for their annual information meeting.

4.  Schedule of Shareholder Expenses

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments and (2) ongoing costs, including investment advisory fees; distribution (12b-1) fees; and other Fund expenses.  This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses – The first line of the table below provides information about the actual account values and actual expenses.  You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period.  Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes – The last line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return.  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.  You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

(Continued)

FMX Growth Allocation Fund

Additional Information (Unaudited)

Institutional Class Shares	Beginning Account Value December 1, 2011	Ending Account Value May 31, 2012	Expenses Paid During Period*
Actual Hypothetical (5% annual return before expenses)
	$1,000.00	$1,010.00	$6.60
	$1,000.00	$1,018.50	$6.63
Expenses are equal to the average account value over the period multiplied by the Fund’s annualized expense ratio,    multiplied by the number of days in the most recent period divided by the number of days in the fiscal year (to reflect the initial period).

Advisor Class Shares	Beginning Account Value December 1, 2011	Ending Account Value May 31, 2012	Expenses Paid During Period*
Actual Hypothetical (5% annual return before expenses)
	$1,000.00	$ 1,006.90	$11.57
	$1,000.00	$ 1,013.54	$11.61
Expenses are equal to the average account value over the period multiplied by the Fund’s annualized expense ratio,    multiplied by the number of days in the most recent period divided by the number of days in the fiscal year (to reflect the initial period).

5.  Information about Trustees and Officers

The business and affairs of the Fund and the Trust are managed under the direction of the Board of Trustees of the Trust.  Information concerning the Trustees and officers of the Trust and Fund is set forth below.  Generally, each Trustee and officer serves an indefinite term or until certain circumstances such as their resignation, death, or otherwise as specified in the Trust’s organizational documents. Any Trustee may be removed at a meeting of shareholders by a vote meeting the requirements of the Trust’s organizational documents. The Statement of Additional Information of the Fund includes additional information about the Trustees and officers and is available, without charge, upon request by calling the Fund toll-free at 1-800-773-3863.  The address of each Trustee and officer, unless otherwise indicated below, is 116 South Franklin Street, Rocky Mount, North Carolina 27804.  The Independent Trustees each received aggregate compensation of $2,000.00 during the fiscal year ended May 31, 2012 from the Fund for their services to the Fund and Trust.

(Continued)

FMX Growth Allocation Fund

Additional Information (Unaudited)

Name, Age and Address	Position held with Funds or Trust	Length of Time Served	Principal Occupation During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years
Independent Trustees
Jack E. Brinson Age: 80	Trustee	Since 7/09	Retired; previously, President of Brinson Investment Co. (personal investments) and President of Brinson Chevrolet, Inc. (auto dealership).	10
Independent Trustee of the following: DGHM Investment Trust for the two series of that trust; Gardner Lewis Investment Trust for the two series of that trust; Giordano Investment Trust for the one series of that trust; Hillman Capital Management Investment Trust for the two series of that trust; Brown Capital Management Mutual Funds for the three series of the trust; and Tilson Investment Trust for the two series of that trust; (all registered investment companies); previously, Independent Trustee of New Providence Investment Trust for its one series from inception until 2011 (all registered investment companies).

Michael G. Mosley Age: 59	Trustee	Since 7/10	Owner of Commercial Realty Services (real estate) since 2004.	10	None
Theo H. Pitt, Jr. Age: 76	Trustee	Since 9/10	Senior Partner, Community Financial Institutions Consulting (financial consulting) since 1999; Partner, Pikar Properties (real estate) since 2001; Account Administrator, Holden Wealth Management Group of Wachovia Securities (money management firm) from 2003-2008.	10
Independent Trustee of DGHM Investment Trust for its two series of that trust; Gardner Lewis Investment Trust for its two series of that trust and Hanna Investment Trust for its one series of that trust (all registered investment companies).  Previously, Independent Trustee of Hillman Capital Management Investment Trust for its two series from 2000 to 2009, NCM Capital Investment Trust for its one series from 2007 to 2009, New Providence Investment Trust from 2008 to 2009, and Tilson Investment Trust for its two series from 2004 to 2009 (all registered investment companies).

(Continued)

FMX Growth Allocation Fund

Additional Information (Unaudited)

Name, Age and Address	Position held with Funds or Trust	Length of Time Served	Principal Occupation During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years
James H. Speed, Jr. Age: 58	Trustee, Chairman	Since 7/09	President and CEO of NC Mutual Insurance Company (insurance company) since 2003; President of Speed Financial Group, Inc. (consulting and private investments) from 2000 to 2003.	10
Independent Trustee of the following Hillman Capital Management Investment Trust for the two series of that trust; Brown Capital Management Mutual Funds for the three series of the trust; and Tilson Investment Trust for the two series of that trust; (all registered investment companies).  Member of Board of Directors of NC Mutual Life Insurance Company.  Member of Board of Directors of M&F Bancorp.  Previously, Independent Trustee of New Providence Investment Trust for its one series from 2009 until 2011 (registered investment company).

J. Buckley Strandberg Age: 52	Trustee	Since 7/09	President of Standard Insurance and Realty (insurance and property management) since 1982.	10	None
Other Officers
D. Jerry Murphey Age: 54 821 Pacific Street Omaha, Nebraska 68108	President (FMX Funds)	Since 7/09
Manager, President, and CEO of FolioMetrix, LLC (advisor to the FMX Funds) since 2009; principal of Uptrade Research Associates, LLC (investment research) since 2009; previously, Investment Management Consultant for Prudential Investments, Wealth Management Solutions (investment management).
				n/a	n/a
Julie M. Koethe Age: 31 821 Pacific Street Omaha, Nebraska 68108	Treasurer (FMX Funds)	Since 4/10
Chief Operating Officer of FolioMetrix, LLC (advisor to the FMX Funds) since 2010; Insurance Accounting Supervisor for Applied Underwriters (workers compensation and payroll service provider) from 2003-2010.
				n/a	n/a
T. Lee Hale, Jr. Age: 34	Chief Compliance Officer; Assistant Treasurer	Since 7/09 and 4/10	Financial Reporting Manager for The Nottingham Company (fund administrator) since 2009; previously, principal of Lee Hale Contracting (marine industry consulting).	n/a	n/a
A. Vason Hamrick Age: 35	Secretary	Since 7/09	Corporate Counsel for The Nottingham Company since 2004.	n/a	n/a

(Continued)

FMX Growth Allocation Fund
is a series of
The Starboard Investment Trust

For Shareholder Service Inquiries:	For Investment Advisor Inquiries:
Documented:	Documented:

Nottingham Shareholder Services, LLC	FolioMetrix, LLC
116 South Franklin Street	821 Pacific Street
Post Office Drawer 4365 Rocky Mount, North Carolina 27803	Omaha, Nebraska 68108

Toll-Free Telephone:	Toll-Free Telephone:

1-800-773-3863	1-800-773-3863

World Wide Web @: ncfunds.com	World Wide Web @: foliometrix.com

Annual Report 2012
May 31, 2012

FMX Total Return Fund

Institutional Class Shares
Advisor Class Shares

This report and the financial statements contained herein are submitted for the general information of the shareholders of the FMX Total Return Fund (the “Fund”).  The Fund’s shares are not deposits or obligations of, or guaranteed by, any depository institution. The Fund’s shares are not insured by the FDIC, Federal Reserve Board or any other agency, and are subject to investment risks, including possible loss of principal amount invested.  Neither the Fund nor the Fund’s distributor is a bank.

The FMX Total Return Fund is distributed by Capital Investment Group, Inc., Member FINRA/SIPC, 17 Glenwood Ave, Raleigh, NC, 27603. There is no affiliation between the FMX Total Return Fund, including its principals, and Capital Investment Group, Inc.

Statements in this Annual Report that reflect projections or expectations of future financial or economic performance of the FMX Total Return Fund (“Fund”) and of the market in general and statements of the Fund’s plans and objectives for future operations are forward-looking statements. No assurance can be given that actual results or events will not differ materially from those projected, estimated, assumed or anticipated in any such forward-looking statements. Important factors that could result in such differences, in addition to the other factors noted with such forward-looking statements, include, without limitation, general economic conditions such as inflation, recession and interest rates.  Past performance is not a guarantee of future results.

An investment in the Fund is subject to investment risks, including the possible loss of some or the entire principal amount invested. There can be no assurance that the Fund will be successful in meeting its investment objective. Investment in the Fund is also subject to the following risks: market risk, risks related to “fund of funds” structure, derivative risk, leverage risk, short sales risk, sector risk, portfolio turnover risk, management style risk, investment advisor risk, operating risk, new fund risk, interest rate and credit risk, high-yield risk, inflation risk, risks of investing in corporate debt securities, risks of investing in convertible securities, and risks of investing in TIPS.  More information about these risks and other risks can be found in the Fund’s prospectus.

The performance information quoted in this annual report represents past performance, which is not a guarantee of future results.  Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  Current performance may be lower or higher than the performance data quoted.  An investor may obtain performance data current to the most recent month-end by visiting www.ncfunds.com.

An investor should consider the investment objectives, risks, and charges and expenses of the Fund carefully before investing.  The prospectus contains this and other information about the Fund.  A copy of the prospectus is available at www.ncfunds.com or by calling Shareholder Services at 1-800-773-3863.  The prospectus should be read carefully before investing.

This Annual Report was first distributed to shareholders on or about July 30, 2012.

For More Information on Your FMX Total Return Fund:

See Our Web site @ www.ncfunds.com
or
Call Our Shareholder Services Group Toll-Free at 1-800-773-3863.

May 31, 2012

Enclosed for your review is the Annual Report of the FMX Total Return Fund (the "Fund") for the period ended May 31, 2012.  From the beginning of the Fund’s fiscal year on June 1, the Fund’s Institutional Class shares trailed its benchmark, the Barclays Capital US Aggregate Bond Index1 (the "BarCap"), by 6.74%, with the Fund’s Institutional Class shares having a return of 0.38%, and the BarCap having a return of 7.12%.  The standard deviations of these returns on a monthly basis were 2.55% and 2.48% (standard deviation is a measure of volatility, the lower the standard deviation, the lower the volatility) for the Fund’s Institutional Class Shares and the BarCap, respectively.  Consistent with the Fund’s objective of total return, we strive to provide relative returns to the BarCap over a full market cycle with less volatility.  Please see the table below for the Fund’s historical performance information through the calendar quarter ended June 30, 2012.

Average Annual Total Returns	Past	Since	Net Expense	Gross Expense
Period Ended June 30, 2012	1 Year	Inception*	Ratio**	Ratio***
FMX Total Return Fund – Institutional Class Shares	1.17%	2.29%	1.91%	5.48%
Barclays Capital US Aggregate Bond Index1	7.47%	6.07%

Performance shown is for the period ended June 30, 2012.  The performance data quoted above represents past performance, which is not a guarantee of future results.  Investment return and principal value of an investment in the Funds will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.  Current performance may be lower or higher than the performance data quoted.  To obtain more current performance data regarding the Funds, including performance data current to the Funds' most recent month-end, please visit www.fmxfund.com

*The Fund’s inception date is October 2, 2009.
** The Advisor has entered into an Operating Plan with the Administrator through October 1, 2012, under which it has agreed to assume certain expenses of the Administrator to the extent the operating expenses exceed 1.20% of the average daily net assets of the Fund, exclusive of amounts payable under a Rule 12b-1 distribution plan, acquired fund fees and expenses, and extraordinary expenses.  The Operating Plan can only be terminated at the conclusion of the then-current term by notice of non-renewal to a party or mutual agreement of the parties.
***Gross expense ratio is from the Funds' prospectus dated September 28, 2011.

Markets

The fixed income markets remained unstable over the course of the past year.  Yields, especially on the 10-Year Treasury Bonds have been incredibly volatile and have continued on the downward slide, ending up around 1.50% as of May 31st, 2012.  This level of yield nears historical lows.

Within the fixed income universe, long term bonds seemed to do very well over the past 12 months, with the Barclays US Govt/Credit Long Index returning 22.75%.  The European problems have not cleared up and markets still seem to overreact to both good and bad news coming out of the EU.  The constant barrage of news coming out of the EU has wreaked havoc on United States markets causing a flight to quality.  This has also been compounded by the continuation of Operation Twist, which has led to the unprecedented returns; especially within long maturity US Government fixed income.

In contrast to the relatively high returns within the US fixed income markets, Emerging Markets, as well as other international markets did not fare as well.  The Morningstar Emerging Markets Corporate Bond Index returned -0.26% over the past 12 months and the Barclays Global Aggregate Total Return USD returned 2.32%.

Portfolio

The portfolio continues to perform as we would expect given the current market conditions.  The Fund is a go-anywhere type of strategy that has a strong bias towards lower volatility fixed income investments.  Unfortunately, the yield and return disparity over the past couple years has made it difficult to achieve good performance from investments with lower volatility which we seek to have in the portfolio.

The Fund had a maximum allocation of 1.60% in Emerging Markets over the past 6 months due to the poor performance of these investments.  High Yield investments, which sit at approximately 9.60%, are a larger allocation of the portfolio.  The extreme volatility has made it fairly difficult to manage the curve on these high yield investments, as any definitive position seems to get whipsawed from one month to the next.

Although the returns for the Fund have not been stellar as of late, the risk exposure within the Fund has been managed effectively.  It has managed to provide positive returns over the past fiscal year despite market conditions that are adverse for any type of dynamically managed momentum type strategy.  In addition to protecting assets in nominal terms, the fund has also outperformed the inflation rate, as measured by the US BLS CPI All Urban NSA 1982-1984, thus providing a positive real return as well.

Very truly yours,

FolioMetrix LLC
Dale J Murphey, CEO and President

1You cannot invest directly in this index.  The index does not have an investment advisor and does not pay any commissions, expenses, or taxes.  If this index did pay commissions, expenses, or taxes, its returns would be lower.

FMX Total Return Fund - Institutional Class Shares

Performance Update (Unaudited)

For the period from October 2, 2009 (Commencement of Operations) to May 31, 2012

Comparison of the Change in Value of a $10,000 Investment

The graph above assumes an initial $10,000 investment and represents the reinvestment of dividends and capital gains.  This graph depicts the performance of Institutional Class Shares versus the Barclays Capital Aggregate Bond Index.  It is important to note that the Fund is a professionally managed mutual fund while the indices are not available for investment and are unmanaged. The comparison is shown for illustrative purposes only.

Average Annual Total Returns
				Gross
As of	One	Since	Inception	Expense
May 31, 2012	Year	Inception	Date	Ratio*
Institutional Class Shares	0.38%	2.21%	10/02/09	5.48%
Barclays Capital Aggregate Bond Index	7.12%	6.25%	N/A	N/A

* The gross expense ratio shown is from the Fund's prospectus dated September 28, 2011.
Performance quoted above represents past performance, which is no guarantee of future results.  Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.  Current performance may be lower or higher than the performance data quoted. An investor may obtain performance data, current to the most recent month-end, by visiting www.ncfunds.com.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.  Average annual total returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestments of distributions.

FMX Total Return Fund - Advisor Class Shares

Performance Update (Unaudited)

For the period from February 25, 2011 (Date of Initial Public Investment) to May 31, 2012

Comparison of the Change in Value of a $10,000 Investment

The graph above assumes an initial $10,000 investment and represents the reinvestment of dividends and capital gains.  This graph depicts the performance of Advisor Class Shares versus the Barclays Capital Aggregate Bond Index.  It is important to note that the Fund is a professionally managed mutual fund while the indices are not available for investment and are unmanaged. The comparison is shown for illustrative purposes only.

Average Annual Total Returns
				Gross
As of	One	Since	Inception	Expense
May 31, 2012	Year	Inception	Date	Ratio*
Advisor Class Shares - No Sales Load	-0.63%	0.37%	02/25/11	6.48%
Barclays Capital Aggregate Bond Index	7.12%	7.94%	N/A	N/A

* The gross expense ratio shown is from the Fund's prospectus dated September 28, 2011.
Performance quoted above represents past performance, which is no guarantee of future results.  Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.  Current performance may be lower or higher than the performance data quoted. An investor may obtain performance data, current to the most recent month-end, by visiting www.ncfunds.com.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.  Average annual total returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestments of distributions.

FMX Total Return Fund

Schedule of Investments

As of May 31, 2012
		Shares		Value (Note 1)

OPEN-END FUNDS - 97.92%
AllianceBernstein High Income Fund		32,366		$285,142
AllianceBernstein Unconstrained Bond Fund		32,291		286,419
BBH Broad Market Fund		69,340		715,591
DWS Unconstrained Income Fund		58,801		285,773
Forward Credit Analysis Long/Short Fund		32,999		285,774
Invesco High Yield Securities Fund		8,450		142,719
Ivy High Income Fund		17,341		142,887
Loomis Sayles High Income Fund		33,001		142,564
PIA High Yield Investor Fund		14,129		143,553
PIMCO Floating Income Fund		-		-
PIMCO High Yield Spectrum Fund		14,078		142,749
PIMCO Income Fund		25,178		285,773
PIMCO Total Return Fund		152,275		1,717,657
PIMCO Unconstrained Bond Fund		25,267		285,773
RidgeWorth US Government Securities Ultra Short Bond Fund		70,318		713,733
Sit US Government Securities Fund		62,890		715,061
TCW High Yield Bond Fund		23,696		142,887
TCW Total Return Bond Fund		72,020		711,553
Touchstone Short Duration Fixed Income Fund		72,976		714,434
Touchstone Ultra Short Duration Fixed Income Fund		74,732		714,434

Total Open-End Funds (Cost $8,510,652)				8,574,476

SHORT-TERM INVESTMENT - 2.62%
§	Fidelity Institutional Money Market Funds, 0.19%	229,639		229,639

Total Short-Term Investment (Cost $229,639)				229,639

Total Value of Investments (Cost $8,740,291) - 100.54%				$8,804,115

Liabilities in Excess of Other Assets - (0.54)%				(47,092)

Net Assets - 100%				$8,757,023

§ Represents 7 day effective yield

	Summary of Investments by Sector

Sector	% of Net Assets		Value
Open-End Funds	97.92%		$8,574,476
Short-Term Investment	2.62%		229,639
Total	100.54%		$8,804,115

See Notes to Financial Statements

FMX Total Return Fund

Statement of Assets and Liabilities

As of May 31, 2012

Assets:
Investments, at value (cost $8,740,291)	$8,804,115
Cash	3
Receivables:
Investments sold	831,673
Fund shares sold	30,465
Dividends and interest	31
Prepaid expenses	1,734

Total assets	9,668,021

Liabilities:
Payables:
Investments purchased	888,780
Fund shares repurchased	13,000
Accrued expenses
Administration fees	8,519
Other expenses	699

Total liabilities	910,998

Net Assets	$8,757,023

Net Assets Consist of:
Capital	$8,865,578
Distributable Income:
Net investment income	76,181
Net realized loss on investments	(248,560)
Net unrealized appreciation on investments	63,824

Total Net Assets	$8,757,023

Institutional Class Shares outstanding, no par value (unlimited authorized shares)	779,406
Net Assets	7,920,243
Net Asset Value, Offering Price and Redemption Price Per Share	$10.16

Advisor Class Shares outstanding, no par value (unlimited authorized shares)	84,198
Net Assets	836,780
Net Asset Value, Offering Price and Redemption Price Per Share	$9.94

See Notes to Financial Statements

FMX Total Return Fund

Statement of Operations

For the Year ended May 31, 2012

Investment Income:
Dividends	$271,850

Total Income	271,850

Expenses:
Administration fees (note 2)	100,618
Distribution and service fees - Advisor Class (note 3)	7,371

Total Expenses	107,989

Administration fees waived (note 2)	(2,054)

Net Expenses	105,935

Net Investment Income	165,915

Realized and Unrealized Gain (Loss) on Investments

Net realized loss from investment transactions	(250,243)
Change in unrealized appreciation on investments	59,262

Realized and Unrealized Loss on Investments	(190,981)

Net Decrease in Net Assets Resulting from Operations	$(25,066)

See Notes to Financial Statements

FMX Total Return Fund

Statements of Changes in Net Assets

For the Year ended May 31,		2012		2011

Operations:
Net investment income		$165,915		$116,522
Net realized (loss) gain from investment transactions		(250,243)		1,682
Change in unrealized appreciation on investments		59,262		3,527

Net (Decrease) Increase in Net Assets Resulting from Operations		(25,066)		121,731

Distributions to Shareholders: (note 5)
Net investment income
Institutional Class Shares		(115,468)		(82,832)
Advisor Class Shares		(8,039)		-

Decrease in Net Assets Resulting from Distributions		(123,507)		(82,832)

Capital Share Transactions:
Shares sold		10,363,604		9,467,016
Reinvested dividends and distributions		34,051		3,288
Shares repurchased		(5,716,817)		(5,414,397)

Increase from Capital Share Transactions		4,680,838		4,055,907

Net Increase in Net Assets		4,532,265		4,094,806

Net Assets:
Beginning of Year		4,224,758		129,952
End of Year		$8,757,023		$4,224,758

Undistributed Net Investment Income		$76,181		-

Share Information:	Shares	Amount	Shares	Amount
Institutional Class Shares
Shares sold	939,312	$9,609,027	898,476	$9,159,684
Reinvested dividends and distributions	2,705	26,892	328	3,288
Shares repurchased	(543,455)	(5,493,412)	(530,867)	(5,414,397)
Net Increase in Capital Shares	398,562	$4,142,507	367,937	$3,748,575
Outstanding, Beginning of Year	380,843	3,877,408	12,906	128,833
Outstanding, End of Year	779,405	$8,019,915	380,843	$3,877,408

Advisor Class Shares
Shares sold	75,438	$754,577	30,556	$307,332
Reinvested dividends and distributions	734	7,159	-	-
Shares repurchased	(22,529)	(223,405)	-	-
Net Increase in Capital Shares	53,643	$538,331	30,556	$307,332
Outstanding, Beginning of Year	30,556	307,332	-	-
Outstanding, End of Year	84,199	$845,663	30,556	$307,332

See Notes to Financial Statements

FMX Total Return Fund

Financial Highlights

For a share outstanding during the	Institutional Class Shares
fiscal year ended May 31,	2012	2011	2010(a)

Net Asset Value, Beginning of Year	$10.28	$10.07	$10.00

Income (Loss) from Investment Operations
Net investment income (loss)	0.17	0.35	0.00	(g)
Net realized and unrealized gain (loss) on securities	(0.13)	0.13	0.07

Total from Investment Operations	0.04	0.48	0.07

Less Distributions:
Dividends (from net investment income)	(0.16)	(0.27)	-

Total Distributions	(0.16)	(0.27)	-

Net Asset Value, End of Year	$10.16	$10.28	$10.07

Total Return (d)	0.38%	4.87%	0.70%

Net Assets, End of Year (in thousands)	$7,920	$3,916	$130

Average Net Assets for the Year (in thousands)	$7,660	$3,089	$76

Ratios of:
Gross Expenses to Average Net Assets (e)	1.20%	1.20%	1.20%	(b)
Net Expenses to Average Net Assets (e)	1.17%	1.20%	1.20%	(b)
Net Investment Income/(Loss) to Average Net Assets (f)	2.06%	3.77%	0.17%	(b)

Portfolio turnover rate	207.87%	218.16%	48.89%	(c)

(a)	For the period from October 2, 2009 (Commencement of Operations) to May 31, 2010.
(b) Annualized.
(c) Not annualized.
(d)	Includes adjustments in accordance with accounting principles generally accepted in the United States and, consequently, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(e)	Does not include expenses of the investment companies in which the Fund invests.
(f)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.
(g) Actual amount is less than $0.01 per share.

See Notes to Financial Statements				(Continued)

FMX Total Return Fund

Financial Highlights

For a share outstanding during the	Advisor Class Shares
fiscal year ended May 31,	2012	2011(a)

Net Asset Value, Beginning of Year	$10.11	$10.00

Income (Loss) from Investment Operations
Net investment income (loss)	0.10	0.00	(g)
Net realized and unrealized gain (loss) on securities	(0.17)	0.11

Total from Investment Operations	(0.07)	0.11

Less Distributions:
Dividends (from net investment income)	(0.10)	-

Total Distributions	(0.10)	-

Net Asset Value, End of Year	$9.94	$10.11

Total Return (d)	(0.63)%	1.10%

Net Assets, End of Year (in thousands)	$837	$309

Average Net Assets for the Year (in thousands)	$737	$142

Ratios of:
Gross Expenses to Average Net Assets (e)	2.20%	2.20%	(b)
Net Expenses to Average Net Assets (e)	2.17%	2.20%	(b)
Net Investment Income/(Loss) to Average Net Assets (f)	1.11%	0.26%	(b)

Portfolio turnover rate	207.87%	218.16%	(c)

(a)	For the period from February 25, 2011 (Date of Initial Public Investment) to May 31, 2011.
(b) Annualized.
(c) Not annualized.
(d)	Includes adjustments in accordance with accounting principles generally accepted in the United States and, consequently, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(e) Does not include expenses of the investment companies in which the Fund invests.
(f)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.
(g) Actual amount is less than $0.01 per share.

See Notes to Financial Statements

FMX Total Return Fund

Notes to Financial Statements

1.  Organization and Significant Accounting Policies

The FMX Total Return Fund (“Fund”) is a series of the Starboard Investment Trust (“Trust”). The Trust is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.  The Fund is a separate diversified series of the Trust.

The Fund commenced operations on October 2, 2009. The investment objective of the Fund is to seek total return through a combination of capital appreciation and current income.  In order to achieve its investment objective, FolioMetrix LLC (“Advisor”) will seek to invest primarily in no-load, institutional, and exchange-traded funds (“Portfolio Funds”).  Although the Fund will primarily invest in Portfolio Funds with no sales related expenses or very low sales related expenses, the Fund is not precluded from investing in Portfolio Funds with sales-related expenses, redemption fees, and/or service fees in excess of 0.25%.  The Fund will primarily invest in Portfolio Funds that have a similar investment objective or that are otherwise permitted investments under the Fund’s investment policies.  The Portfolio Funds’ investments generally will include, but are not limited to, fixed income securities (such as bonds, corporate debt securities, convertible securities, TIPS and other treasuries).

The Advisor uses a proprietary screening process to select Portfolio Funds for investment.  The screening process includes analysis of sector and asset allocations, total returns, and risk data.  The Advisor will seek to construct portfolios that achieve the Fund’s investment objective while assuming risk that is no greater than the BarCap U.S. Aggregate Index.  The Advisor will generally sell a Portfolio Fund when a more attractive investment opportunity is identified or the Fund’s portfolio needs to be rebalanced.

The Board of Trustees of the Trust approved, on November 4, 2010, a plan to authorize a new class of shares for the Fund designated as Advisor Class Shares.  On February 15, 2011, the Advisor Class Shares became effective.  The Fund currently has an unlimited number of authorized shares, which are divided into two classes – Institutional Class Shares and Advisor Class Shares.  Each class of shares has equal rights as to assets of the Fund, and the classes are identical except for differences in ongoing distribution and service fees.  The Advisor Class Shares are subject to distribution plan fees as described in Note 3.  Income, expenses (other than distribution and service fees), and realized and unrealized gains or losses on investments are allocated to each class of shares based upon its relative net assets.  All classes have equal voting privileges, except where otherwise required by law or when the Trustees determine that the matter to be voted on affects only the interests of the shareholders of a particular class.

The following is a summary of significant accounting policies consistently followed by the Fund.  The policies are in conformity with accounting principles generally accepted in the United States of America.  In June 2009, the Financial Accounting Standards Board (“FASB”) codified its standards and accounting principles for the financial statements issued for years ending after September 15, 2009.  Herein, the Fund will make reference to accounting principles generally accepted in the United States issued by FASB as Accounting Standards Codification (“ASC”).

Investment Valuation
The Fund’s investments in securities are carried at fair value.  Investments in funds within the FMX Total Return Fund are valued based on the net asset values as reported by the underlying funds.  Securities listed on an exchange or quoted on a national market system are valued at the last sales price as of 4:00 p.m. Eastern Time. Securities traded in the NASDAQ over-the-counter market are generally valued at the NASDAQ Official Closing Price. Other securities traded in the over-the-counter market and listed securities for which no sale was reported on that date are valued at the most recent bid price. Securities and assets for which representative market quotations are not readily available (e.g., if the exchange on which the portfolio security is principally traded closes early or if trading of the particular portfolio security is halted during the day and does not resume prior to the Fund’s net asset value calculation) or which cannot be accurately valued using the Fund’s normal pricing procedures are valued at fair value as determined in good faith under policies approved by the Trustees.  A portfolio security’s “fair value” price may differ from the price next available for that portfolio security using the Fund’s normal pricing procedures.  Instruments with maturities of 60 days or less are valued at amortized cost, which approximates market value.

(Continued)

FMX Total Return Fund

Notes to Financial Statements

Fair Value Measurement
The Fund has adopted ASC Topic 820, Fair Value Measurements.  ASC Topic 820 defines fair value, establishes a frame work for measuring fair value and expands disclosure about fair value measurements.

Various inputs are used in determining the value of the Fund's investments.  These inputs are summarized in the three broad levels listed below:

a.	Level 1: quoted prices in active markets for identical securities
b.	Level 2: other significant observable inputs (including quoted prices for similar securities, interest rates, credit risk, etc.)
c.	Level 3: significant unobservable inputs (including the Fund’s own assumptions in determining fair value of investments)

The Fund has adopted FASB guidance updating ASC Topic 820 titled, Determining Fair Value When the Volume and Level of Activity for the Asset or Liability have Significantly Decreased and Identifying Transactions that are not Orderly which provides guidance on determining when there has been a significant decrease in the volume and level of activity for an asset or liability, when a transaction that is not orderly, and how that information must be incorporated into fair value measurement.  The guidance emphasizes that even if there has been a significant decrease in volume and level of activity for an asset or liability and regardless of the valuation techniques used, the objective of a fair value measurement remains the same.

An Investment asset’s or liability’s level within the fair value hierarchy is based on the lowest level input, individually or in aggregate, that is significant to fair value measurement.

The valuation techniques used by the Fund to measure fair value for the fiscal year ended May 31, 2012 maximized the use of observable inputs and minimized the use of unobservable inputs.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.  The following is a summary of the inputs used in valuing the Fund's assets:

Assets	Total	Level 1		Level 2		Level 3
Open-End Funds	$8,574,476	$8,574,476	$	- -	$	- -
Short-Term Investment	229,639	229,639		- -		- -
Total	$8,804,115	$8,804,115	$	- -	$	- -

Investment Transactions and Investment Income
Investment transactions are accounted for as of the date purchased or sold (trade date).  Dividend income is recorded on the ex-dividend date.  Certain dividends from foreign securities will be recorded as soon as the Fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date.  Interest income is recorded on the accrual basis and includes amortization of discounts and premiums.  Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes.

Expenses
The Fund bears expenses incurred specifically on its behalf as well as a portion of general expenses, which are allocated according to methods reviewed annually by the Trustees.

Dividend Distributions
The Fund may declare and distribute dividends from net investment income (if any) quarterly.  Distributions from capital gains (if any) are generally declared and distributed annually.  Dividends and distributions to shareholders are recorded on ex-date.

(Continued)

FMX Total Return Fund

Notes to Financial Statements

Estimates
The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in the net assets from operations during the reported period.  Actual results could differ from those estimates.

Federal Income Taxes
No provision for income taxes is included in the accompanying financial statements, as the Fund intends to distribute to shareholders all taxable investment income and realized gains and otherwise comply with Subchapter M of the Internal Revenue Code applicable to regulated investment companies.

2.  Transactions with Affiliates & Service Providers

Advisor
As full compensation for the investment advisory services provided to the Fund, the Advisor receives a monthly fee based on the Fund’s average daily net assets.  The minimum annual rate is 0.00% if the average daily net assets are under $13 million and gradually increases to a maximum annual rate of 0.70% if the average daily net assets are $41 million or more.  The fee paid to the Advisor is calculated by multiplying the average daily net assets of the Fund by the highest applicable annual rate. In agreement with these terms, the Fund paid no investment advisory fees for the fiscal year ended May 31, 2012.

The Advisor has entered into an Operating Plan with the Fund’s administrator under which it has agreed to assume certain fees of the administrator to the extent such fees exceed the  maximum of 1.20% of the average daily net assets of the Fund to be paid by the Fund to the administrator under its consolidated fee arrangement.  The Advisor cannot recoup from the Fund any amounts paid by the Advisor to the Administrator under the Operating Plan.

Administrator
The Nottingham Company (“Administrator”) assists the Trust in the performance of its administrative responsibilities to the Fund, coordinates and pays for the services of each vendor and the operating expense to the Fund, and provides the Fund with certain administrative, fund accounting, and compliance services.  As part of its services and consolidated fee arrangement, the Administrator receives compensation based on the Fund’s average daily net assets.  The annual rate is 1.20% if the average daily net assets are under $13 million and gradually decreases to an annual rate of 0.175% once the average daily net assets reach $370 million or more.

The fee paid to the Administrator is calculated by multiplying the average daily net assets of the Fund by the highest applicable annual rate.  The Administrator pays all expenses not assumed by the Advisor, including, without limitation:  the fees and expenses of its independent accountants, of its legal counsel, and of its Trustees; the costs of printing and mailing to shareholders annual and semi-annual reports, proxy statements, prospectuses, statements of additional information and supplements thereto; the costs of printing registration statements; bank transaction charges and custodian’s fees; any proxy solicitors’ fees and expenses; filing fees; any federal, state or local income or other taxes; any interest; any membership fees of the Investment Company Institute and similar organizations; fidelity bond and Trustees’ liability insurance premiums.  The Fund incurred $100,618 in administration fees for the fiscal year ended May 31, 2012, of which $2,054 were voluntarily waived by the administrator.

Compliance Services
Nottingham Compliance Services, LLC (“NCS”), a fully owned affiliate of the Administrator, provides services which assist the Trust’s Chief Compliance Officer in monitoring and testing the policies and procedures of the Trust in conjunction with requirements under Rule 38a-1 of the 1940 Act.  NCS is entitled to receive compensation from the Administrator pursuant to the Administrator’s fee arrangements with the Fund.

(Continued)

FMX Total Return Fund

Notes to Financial Statements

Transfer Agent
Nottingham Shareholder Services, LLC (“Transfer Agent”) serves as transfer, dividend paying, and shareholder servicing agent for the Fund.  For its services, the Transfer Agent is entitled to receive compensation from the Administrator pursuant to the Administrator’s fee arrangements with the Fund.

Distributor
Capital Investment Group, Inc. (the “Distributor”) serves as the Fund’s principal underwriter and distributor.  For its services, the Distributor is entitled to receive compensation from the Administrator pursuant to the Administrator’s fee arrangements with the Fund.

Certain Trustees and officers of the Trust may also be officers of the Advisor, the Distributor, the Administrator, or NCS.

Because the underlying funds have varied expense and fee levels and the Fund may own different proportions of underlying funds at different times, the amount of fees and expense incurred indirectly by the Fund will vary.

3.  Distribution and Service Fees

The Board of Trustees, including a majority of the Trustees who are not “interested persons” as defined in the 1940 Act, adopted a distribution and service plan pursuant to Rule 12b-1 of the 1940 Act (the “Plan”) for the Advisor Class Shares.  The 1940 Act regulates the manner in which a registered investment company may assume costs of distributing and promoting the sales of its shares and servicing of its shareholder accounts.  The Plan provides that the Fund may incur certain costs, which may not exceed 1.00% per annum of the average daily net assets of the Advisor Class Shares for each year elapsed subsequent to adoption of the Plan, for payment to the Distributor and others for items such as advertising expenses, selling expenses, commissions, travel, or other expenses reasonably intended to result in sales of Advisor Class Shares or servicing of Advisor Class shareholder accounts. For the year ended May 31, 2012, $7,371 in fees were incurred by the Distributor.

4.  Purchases and Sales of Investment Securities

The aggregate cost of purchases and proceeds from sales of investment securities (excluding short-term securities) were as follows:

Fiscal Year Ended	Purchases of Securities	Proceeds from Sales of Securities
May 31, 2012	$20,775,839	$16,076,512

There were no long-term purchases or sales of U.S Government Obligations during the fiscal year ended May 31, 2012.

5.  Federal Income Tax

Distributions are determined in accordance with Federal income tax regulations, which differ from generally accepted accounting principles, and, therefore, may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes.  Financial reporting records are adjusted for permanent book/tax differences to reflect tax character but are not adjusted for temporary differences. For the year ended May 31, 2012 there were no difference between the book and the tax treatment of the distributions.

Management has analyzed the Fund’s tax positions for all open tax years (current and prior three tax years, is applicable) and determined that the implementation of ASC Topic 740 titled Accounting for Uncertainty in Income Taxes had no impact on the Fund’s net assets or results of operations.  As of and during the fiscal year ended May 31, 2012, the Fund does not have a liability for uncertain tax positions.  The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the statement of operations.  During the fiscal year, the Fund did not incur any interest or penalties.

(Continued)

FMX Total Return Fund

Notes to Financial Statements

At May 31, 2012, the tax-basis cost of investments and components of distributable earnings were as follows:

Cost of Investments	$ 8,786,654

Unrealized Appreciation	$82,260
Unrealized Depreciation	(64,799)
Net Unrealized Appreciation	17,461
Undistributed Ordinary Income	84,364
Accumulated Capital Losses	(136,454)
Other Book/Tax Differences	(73,926)

Distributable Earnings	$ 108,555

6.  Commitments and Contingencies

Under the Trust’s organizational documents, its officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund.  In addition, in the normal course of business, the Trust entered into contracts with its service providers, on behalf of the Fund, and others that provide for general indemnifications.  The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund.  The Fund expects risk of loss to be remote.

7.  New Accounting Pronouncements

In May 2011, the FASB issued ASU No. 2011-04 “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements.”  ASU No. 2011-04 amends FASB ASC Topic 820, Fair Value Measurements and Disclosures, to establish common requirements for measuring fair value and for disclosing information about fair value measurements in accordance with GAAP and International Financial Reporting Standards (“IFRS”).  ASU No. 2011-04 is effective for fiscal years beginning after December 15, 2011 and for interim periods within those fiscal years.

8.  Subsequent Events

In accordance with the adoption of ASC Topic 855, Subsequent Events, and in preparing these financial statements, the Fund has evaluated the need for disclosures and/or adjustments resulting from subsequent events through the date of issuance of these financial statements.  This evaluation did not result in any subsequent events that necessitated disclosures and/or adjustments.

(Continued)

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders, Trustees and
Audit Committee of FMX Total Return Fund

We have audited the accompanying statement of assets and liabilities of the FMX Total Return Fund (the “Fund”, one of the series constituting the Starboard Investment Trust), including the schedule of investments as of May 31, 2012, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for the years ended May 31, 2012, May 31, 2011 and the period from October 2, 2009 (Date of Initial Public Investments) to May 31, 2010. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of the securities owned as of May 31, 2012, by correspondence with the custodian and brokers.  We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of FMX Total Return Fund as of May 31, 2012, and the results of its operations for the year then ended, the changes in net assets for each of the two years in the period then ended, and the financial highlights for the years ended May 31, 2012, May 31, 2011 and the period from October 2, 2009 (Date of Initial Public Investments) to May 31, 2010 in conformity with accounting principles generally accepted in the United States of America.

Chicago, Illinois

July 26, 2012

FMX Total Return Fund

Additional Information (Unaudited)

1.	Proxy Voting Policies and Voting Record

A copy of the Trust’s Proxy Voting and Disclosure Policy and the Advisor’s Disclosure Policy are included as Appendix B to the Fund’s Statement of Additional Information and are available, without charge, upon request, by calling 1-800-773-3863, and on the website of the Security and Exchange Commission (“SEC”) at http://www.sec.gov.  Information regarding how the Fund voted proxies relating to portfolio securities during the most recent period ended June 30, is available (1) without charge, upon request, by calling the Fund at the number above and (2) on the SEC’s website at http://www.sec.gov.

2.	Quarterly Portfolio Holdings

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q.  The Fund’s Forms N-Q is available on the SEC’s website at http://www.sec.gov.  You may review and make copies at the SEC’s Public Reference Room in Washington, D.C.  Information on the operation of the Public Reference Room may be obtained by calling the SEC at 202-942-8090. You may also obtain copies without charge, upon request, by calling the Fund toll-free at 1-800-773-3863.

3.	Tax Information

We are required to advise you within 60 days of the Fund’s fiscal year-end regarding the federal tax status of certain distributions received by shareholders during each fiscal year.  The following information is provided for the Fund’s fiscal year ended May 31, 2012.

During the fiscal year, the Fund paid no long-term capital gain distributions.

Individual shareholders are eligible for reduced tax rates on qualified dividend income.  For the purposes of computing the dividends eligible for reduced tax rates, all of the dividends paid by the funds from ordinary income earned during the fiscal year are considered qualified dividend income.

Corporate shareholders may exclude up to 70% of qualifying dividends.  For the purposes of computing this exclusion, all of the dividends paid by the fund from ordinary income earned during the fiscal year represent qualifying dividends.

Dividend and distributions received by retirement plans such as IRAs, Keogh-type plans and 403(b) plans need not be reported as taxable income.  However, many retirement plans may need this information for their annual information meeting.

4.  Schedule of Shareholder Expenses

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments and (2) ongoing costs, including investment advisory fees; distribution (12b-1) fees; and other Fund expenses.  This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses – The first line of the table below provides information about the actual account values and actual expenses.  You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period.  Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes – The last line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return.  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.  You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.
(Continued)

FMX Total Return Fund

Additional Information (Unaudited)

Institutional Class Shares	Beginning Account Value December 1, 2011	Ending Account Value May 31, 2012	Expenses Paid During Period*
Actual Hypothetical (5% annual return before expenses)
	$1,000.00	$1,025.70	$5.84
	$1,000.00	$1,019.30	$5.82
*Expenses are equal to the average account value over the period multiplied by the Fund’s annualized expense ratio,  multiplied by the number of days in the most recent period divided by the number of days in the fiscal year (to reflect the initial period).

Advisor Class Shares	Beginning Account Value December 1, 2011	Ending Account Value May 31, 2012	Expenses Paid During Period*
Actual Hypothetical (5% annual return before expenses)
	$1,000.00	$ 1,021.00	$10.84
	$1,000.00	$ 1,014.34	$10.81
*Expenses are equal to the average account value over the period multiplied by the Fund’s annualized expense ratio,  multiplied by the number of days in the most recent period divided by the number of days in the fiscal year (to reflect the initial period).

5.  Information about Trustees and Officers

The business and affairs of the Fund and the Trust are managed under the direction of the Board of Trustees of the Trust.  Information concerning the Trustees and officers of the Trust and Fund is set forth below.  Generally, each Trustee and officer serves an indefinite term or until certain circumstances such as their resignation, death, or otherwise as specified in the Trust’s organizational documents. Any Trustee may be removed at a meeting of shareholders by a vote meeting the requirements of the Trust’s organizational documents. The Statement of Additional Information of the Fund includes additional information about the Trustees and officers and is available, without charge, upon request by calling the Fund toll-free at 1-800-773-3863.  The address of each Trustee and officer, unless otherwise indicated below, is 116 South Franklin Street, Rocky Mount, North Carolina 27804.  The Independent Trustees each received aggregate compensation of $2,000.00 during the fiscal year ended May 31, 2012 from the Fund for their services to the Fund and Trust.
(Continued)

FMX Total Return Fund

Additional Information (Unaudited)

Name, Age and Address	Position held with Funds or Trust	Length of Time Served	Principal Occupation During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years
Independent Trustees
Jack E. Brinson Age: 80	Trustee	Since 7/09	Retired; previously, President of Brinson Investment Co. (personal investments) and President of Brinson Chevrolet, Inc. (auto dealership).	10
Independent Trustee of the following: DGHM Investment Trust for the two series of that trust; Gardner Lewis Investment Trust for the two series of that trust; Giordano Investment Trust for the one series of that trust; Hillman Capital Management Investment Trust for the two series of that trust; Brown Capital Management Mutual Funds for the three series of the trust; and Tilson Investment Trust for the two series of that trust; (all registered investment companies); previously, Independent Trustee of New Providence Investment Trust for its one series from inception until 2011 (all registered investment companies).

Michael G. Mosley Age: 59	Trustee	Since 7/10	Owner of Commercial Realty Services (real estate) since 2004.	10	None
Theo H. Pitt, Jr. Age: 76	Trustee	Since 9/10	Senior Partner, Community Financial Institutions Consulting (financial consulting) since 1999; Partner, Pikar Properties (real estate) since 2001; Account Administrator, Holden Wealth Management Group of Wachovia Securities (money management firm) from 2003-2008.	10
Independent Trustee of DGHM Investment Trust for its two series of that trust; Gardner Lewis Investment Trust for its two series of that trust and Hanna Investment Trust for its one series of that trust (all registered investment companies).  Previously, Independent Trustee of Hillman Capital Management Investment Trust for its two series from 2000 to 2009, NCM Capital Investment Trust for its one series from 2007 to 2009, New Providence Investment Trust from 2008 to 2009, and Tilson Investment Trust for its two series from 2004 to 2009 (all registered investment companies).

(Continued)

FMX Total Return Fund

Additional Information (Unaudited)

Name, Age and Address	Position held with Funds or Trust	Length of Time Served	Principal Occupation During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years
James H. Speed, Jr. Age: 58	Trustee, Chairman	Since 7/09	President and CEO of NC Mutual Insurance Company (insurance company) since 2003; President of Speed Financial Group, Inc. (consulting and private investments) from 2000 to 2003.	10
Independent Trustee of the following Hillman Capital Management Investment Trust for the two series of that trust; Brown Capital Management Mutual Funds for the three series of the trust; and Tilson Investment Trust for the two series of that trust; (all registered investment companies).  Member of Board of Directors of NC Mutual Life Insurance Company.  Member of Board of Directors of M&F Bancorp.  Previously, Independent Trustee of New Providence Investment Trust for its one series from 2009 until 2011 (registered investment company).

J. Buckley Strandberg Age: 52	Trustee	Since 7/09	President of Standard Insurance and Realty (insurance and property management) since 1982.	10	None
Other Officers
D. Jerry Murphey Age: 54 821 Pacific Street Omaha, Nebraska 68108	President (FMX Funds)	Since 7/09
Manager, President, and CEO of FolioMetrix, LLC (advisor to the FMX Funds) since 2009; principal of Uptrade Research Associates, LLC (investment research) since 2009; previously, Investment Management Consultant for Prudential Investments, Wealth Management Solutions (investment management).
				n/a	n/a
Julie M. Koethe Age: 31 821 Pacific Street Omaha, Nebraska 68108	Treasurer (FMX Funds)	Since 4/10
Chief Operating Officer of FolioMetrix, LLC (advisor to the FMX Funds) since 2010; Insurance Accounting Supervisor for Applied Underwriters (workers compensation and payroll service provider) from 2003-2010.
				n/a	n/a
T. Lee Hale, Jr. Age: 34	Chief Compliance Officer; Assistant Treasurer	Since 7/09 and 4/10	Financial Reporting Manager for The Nottingham Company (fund administrator) since 2009; previously, principal of Lee Hale Contracting (marine industry consulting).	n/a	n/a
A. Vason Hamrick Age: 35	Secretary	Since 7/09	Corporate Counsel for The Nottingham Company since 2004.	n/a	n/a

(Continued)

FMX Total Return Fund
is a series of
The Starboard Investment Trust

For Shareholder Service Inquiries:	For Investment Advisor Inquiries:
Documented:	Documented:

Nottingham Shareholder Services, LLC	FolioMetrix, LLC
116 South Franklin Street	821 Pacific Street
Post Office Drawer 4365 Rocky Mount, North Carolina 27803	Omaha, Nebraska 68108

Toll-Free Telephone:	Toll-Free Telephone:

1-800-773-3863	1-800-773-3863

World Wide Web @: ncfunds.com	World Wide Web @: foliometrix.com

Annual Report 2012
May 31, 2012

Caritas All-Cap Growth Fund

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Caritas All-Cap Growth Fund (the “Fund”).  The Fund’s shares are not deposits or obligations of, or guaranteed by, any depository institution. The Fund’s shares are not insured by the FDIC, Federal Reserve Board or any other agency, and are subject to investment risks, including possible loss of principal amount invested.  Neither the Fund nor the Fund’s distributor is a bank.

The Caritas All-Cap Growth Fund is distributed by Capital Investment Group, Inc., Member FINRA/SIPC, 17 Glenwood Ave, Raleigh, NC, 27603. There is no affiliation between the Caritas All-Cap Growth Fund, including its principals, and Capital Investment Group, Inc.

Statements in this Annual Report that reflect projections or expectations of future financial or economic performance of the Caritas All-Cap Growth Fund (“Fund”) and of the market in general and statements of the Fund’s plans and objectives for future operations are forward-looking statements. No assurance can be given that actual results or events will not differ materially from those projected, estimated, assumed or anticipated in any such forward-looking statements. Important factors that could result in such differences, in addition to the other factors noted with such forward-looking statements, include, without limitation, general economic conditions such as inflation, recession and interest rates.  Past performance is not a guarantee of future results.

An investment in the Fund is subject to investment risks, including the possible loss of some or the entire principal amount invested. There can be no assurance that the Fund will be successful in meeting its investment objective. Investment in the Fund is also subject to the following risks: Market risk, portfolio turnover risk, investment advisor risk, new fund risk, short sales risk, small-cap and mid-cap securities risk, micro-cap securities risk, and risks related to investing in other investment companies. More information about these risks and other risks can be found in the Fund’s prospectus.

The performance information quoted in this annual report represents past performance, which is not a guarantee of future results.  Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  Current performance may be lower or higher than the performance data quoted.  An investor may obtain performance data current to the most recent month-end by visiting www.caritascapital.com.

An investor should consider the investment objectives, risks, and charges and expenses of the Fund carefully before investing.  The prospectus contains this and other information about the Fund.  A copy of the prospectus is available at www.ncfunds.com or by calling Shareholder Services at 1-800-773-3863.  The prospectus should be read carefully before investing.

This Annual Report was first distributed to shareholders on or about July 30, 2012.

For More Information on Your Caritas All-Cap Growth Fund:

See Our Web site @ www.caritascapital.com
or
Call Our Shareholder Services Group Toll-Free at 1-800-773-3863.

5950 Fairview Road, Suite 610-A
Charlotte, NC 28210
(704) 553-8778 ~ Fax (704) 552-8757
Email:           bfontana@caritascapital.com
www.caritascapital.com
June 5, 2012

Dear Fellow Shareholders of the Caritas All-Cap Growth Fund:

Enclosed for your review is the Annual Report for the Caritas All-Cap Growth Fund (the “Fund”) for the fiscal year ending May 31, 2012. The return for the Fund during this period was -6.55%. This compares to 0.56% for the Russell 3000 Growth Index and -0.41% for the S&P 500. Our goal each year is to deliver above market returns while taking on below market risk.  We only achieved half of our goal over the past year.  The Fund’s returns underperformed the market during the past year, in large part due to our focus on managing the risk of the portfolio given the increased volatility that global macroeconomic events caused in the markets.  As a result, the Fund focused on preserving capital with less risk during much of the past year, and did not participate meaningfully in the periods when the market rallied.  While we would have preferred to participate more in those market rallies, we remain comfortable with the performance, as it was the result of increased downside protection for our investors.  We will continue to seek above market returns with below market risk for the Fund in the periods ahead.

	Returns from July 1, 2011 - June 30, 2012	Annualized Returns from December 31, 2009 -June 30, 2012	Net Expense Ratio	Gross Expense Ratio
Caritas All-Cap Growth Fund (without load)	-3.92%	8.20%	2.15%	3.81%
Caritas All-Cap Growth Fund (with load)	-9.45%	5.67%	2.15%	3.81%
Russell 3000 Growth Index*	5.05%	11.82%
S&P 500 Index*	5.45%	10.61%

The performance data quoted above represents past performance, which is not a guarantee of future results. Investment return and principal value of an investment in the Fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.  Current performance may be lower or higher than the performance data quoted.  To obtain more current performance data regarding the Fund, including performance data current to the Fund’s most recent month-end, please visit www.ncfunds.com or call the Fund at (800)525-3863. Fee waivers and expenses reimbursements have positively impacted Fund performance.

*You cannot invest directly in this index.  This index does not have an investment advisor and does not pay any commissions, expenses, or taxes.  If this index did pay commissions, expenses, or taxes, its returns would be lower.

**The Advisor has entered into an Operating Plan with the Fund’s administrator, through December 1, 2012, under which it has agreed to assume certain fees of the administrator and Acquired Fund Fees and Expenses to the extent such fees and expenses cause the Total Annual Fund Operating Expenses to exceed 2.15% of the average daily net assets of the Fund.  The Operating Plan may be terminated by either party at the conclusion of the then current term upon (i) written notice of non-renewal to the other party not less than sixty days prior to the end of the term, or (ii) mutual written agreement of the parties.  The Advisor cannot recoup from the Fund any amounts paid by the Advisor to the Administrator under the Operating Plan.

***Gross expense ratio is from the Fund’s prospectus dated December 1, 2011.

As a reminder, while we use the Fund’s benchmark to provide an objective measure of the Fund’s performance, we do not manage the Fund to any specific benchmark. The investment strategy of the Fund incorporates elements that the major benchmarks simply do not capture (i.e. hedging, periods of high levels of cash, etc.).   Our current investment philosophy is that we are in a multi-year period of returns for the equity markets that are below historical averages, and we will likely be in such a market for the next several years.  As a result, we believe that the Fund should be managed in a way that is atypical from how mutual funds have traditionally been managed.  Specifically, we believe that investors should have:

•
Sensitivity to both growth characteristics and valuation levels for individual stocks.  We seek to achieve this by focusing on a “growth at a reasonable price” (GARP) investment approach, where we look for companies across all market capitalizations with healthy growth prospects that we believe are not yet reflected in their stock prices; and

•
The ability to preserve capital in down market periods.  We seek to achieve this by buying short Exchange Traded Funds (ETFs), which typically increase in value when the market declines.  We are also willing to hold relatively high levels of cash (over 10%) if we do not find stocks that meet our investment criteria.  In addition, we focus heavily on risk/reward characteristics of each stock, and seek to purchase stocks that we believe have limited downside compared to their upside potential.

In our opinion, the equity markets thus far in 2012 remain concerned about two primary things:  (a) global macroeconomic issues, most notably the impact of the European debt crisis; and (b) ongoing uncertainty and/or ineptitude coming out of Washington, D.C.  Indeed, as we write this letter, the equity markets just experienced a notable decline in the second quarter on increased volatility, and investor sentiment has become increasingly cautious.  While we acknowledge these concerns, we are unusually bullish on the equity markets for the remainder of the year.  In our opinion, the markets are well aware of the European debt issues, and every day that goes by brings us that much closer to some type of resolution.  It is our belief that the markets can adjust to whatever resolution emerges, be it positive or negative; what the market does not like is the uncertainty of Europe, so as that uncertainty is gradually removed, we expect that to be positive for the equity markets.  In the US, the economy is progressing in spite of the ineptitude of our political leaders in Washington, D.C.  Indeed, albeit less than we would prefer, the US economy is showing healthy growth, monthly job gains, and a stabilizing to declining unemployment rate.  Further, the US manufacturing sector has shown an impressive resurgence, which we believe is here for the foreseeable future.  Admittedly, the US will likely have election year rhetoric that may impact the markets, but that will be resolved in November.  Accordingly, we believe that the two primary weights on the markets (Europe and Washington, D.C.) will likely be removed by the end of the year, paving the way for strong returns for stocks.   Admittedly, given the volatility that will likely continue in the markets until such time, we believe it is appropriate for our Fund to seek to preserve capital through hedging tools and relatively high cash levels.

As for the Fund itself, the recent declines in the markets have significantly increased the number of stocks that meet our risk/reward investment criteria.  That historically had boded well for the equity markets.  Indeed, we have been increasing our market exposure by deploying our cash into these stocks during the recent market pullback.  We will continue to use our hedging tools to help lessen the risk in the portfolio, and we will remain disciplined to our GARP investment philosophy with a focus on stocks that have attractive risk/reward characteristics.   We believe that such discipline, in combination with the hedging and relatively high cash levels, should result in attractive returns for the Fund during this period of below historical average equity returns.

I invite any current or prospective shareholder to call or email me directly to discuss the Caritas All-Cap Growth Fund and our investment approach.

Very truly yours,

Bob Fontana, CFA
Caritas Capital, LLC

The views in the foregoing discussion were those of the Fund’s investment advisor as of the date set forth above and may not reflect its views on the date this Annual Report is first published or anytime thereafter.  These views are intended to assist shareholders in understanding their investment in the Fund and do not constitute investment advice.

Caritas All-Cap Growth Fund

Performance Update
(Unaudited)

For the period from January 4, 2010 (Date of Initial Public Investment ) to May 31, 2012

Comparison of the Change in Value of a $10,000 Investment

This graph assumes an initial investment of $10,000 ($9,425 after maximum sales load of 5.75%) at January 4, 2010 (Date of Initial Public Investment ). All dividends and distributions are reinvested. This graph depicts the performance of the Caritas All-Cap Growth Fund versus the Russell 3000® Growth Index. It is important to note that the Fund is a professionally managed mutual fund while the indices are not available for investment and are unmanaged.  The comparison is shown for illustrative purposes only.

Average Annual Total Returns
				Gross
As of	One	Since	Inception	Expense
May 31, 2012	Year	Inception	Date	Ratio*
Caritas All-Cap Growth Fund - No Sales Load	-6.55%	7.47%	12/31/09	3.81%
Caritas All-Cap Growth Fund - 5.75% Maximum Sales Load	-11.92%	4.87%	12/31/09	3.81%
Russell 3000® Growth Index	0.56%	10.93%	N/A	N/A

* The gross expense ratio shown is from the Fund's prospectus dated September 28, 2011.

Performance quoted above represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. An investor may obtain performance data, current to the most recent month-end, by visiting www.caritascapital.com.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.  Average annual total returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestments of distributions.

Caritas All-Cap Growth Fund

Schedule of Investments

As of May 31, 2012
		Shares	Value (note 1)

COMMON STOCKS - 76.36%

Consumer Discretionary - 13.35%
*	Ascena Retail Group, Inc.	10,000	$189,300
	CBS Corp.	9,350	298,452
*	Coinstar, Inc.	2,800	172,004
*	Krispy Kreme Doughnuts, Inc.	30,000	188,400
	Las Vegas Sands Corp.	3,900	180,102
			1,028,258
Energy - 4.39%
*	Dresser-Rand Group, Inc.	3,750	164,625
	Oceaneering International, Inc.	3,750	173,400
			338,025
Health Care - 13.52%
*	Alexion Pharmaceuticals, Inc.	2,500	226,425
*	Align Technology, Inc.	6,100	190,503
*	Hanger, Inc.	7,500	162,000
	Medicis Pharmaceutical Corp. Cl. A	4,200	151,704
*	Questcor Pharmaceuticals, Inc.	7,500	310,500
			1,041,132
Industrials - 20.67%
	Chicago Bridge & Iron Co. NV	5,300	190,429
*	EnerSys	6,600	217,602
*	General Cable Corp.	5,750	163,588
*	Hertz Global Holdings, Inc.	12,400	168,764
*	Kirby Corp.	2,750	145,145
*	Quality Distribution, Inc.	14,000	148,680
	Robbins & Myers, Inc.	3,875	176,545
	Stanley Black & Decker, Inc.	2,400	159,048
	Triumph Group, Inc.	3,700	221,408
			1,591,209
Information Technology - 16.46%
*	Cardtronics, Inc.	6,900	193,338
*	Cirrus Logic, Inc.	8,200	235,504
*	Datalink Corp.	18,500	183,520
*	eBay, Inc.	4,900	192,031
	Microsoft Corp.	6,000	175,140
*	Ultratech, Inc.	9,500	288,040
			1,267,573
Materials - 4.42%
	Agrium, Inc.	2,400	187,608
*	WR Grace & Co.	2,900	152,395
			340,003
			(Continued)

Caritas All-Cap Growth Fund

Schedule of Investments

As of May 31, 2012
		Shares	Value (note 1)

COMMON STOCKS - (Continued)

Telecommunication Services - 3.55%
AT&T, Inc.		8,000	$273,360

Total Common Stocks (Cost $4,842,558)			5,879,560

EXCHANGE TRADED PRODUCTS - 10.00%
* ProShares Short MidCap 400		8,900	255,791
* ProShares Short Russell 2000		9,000	253,170
* ProShares UltraShort S&P 500		7,600	129,960
* ProShares UltraShort Technology		3,200	131,424

Total Exchange Traded Products (Cost $746,884)			770,345

SHORT-TERM INVESTMENT - 11.77%
§ Federated Treasury Obligations Fund, 0.01%		905,995	905,995

Total Short-Term Investment (Cost $905,995)			905,995

TOTAL VALUE OF INVESTMENTS (Cost $6,495,437) - 98.13%			$7,555,900

OTHER ASSETS LESS LIABILITIES - 1.87%			144,161

NET ASSETS - 100.00%			$7,700,061

* Non-income producing investment	The following acronym is used in this portfolio:
§ Represents 7 day effective yield	NV - Naamloze Vennootschap

	Summary of Investments by Sector
	% of Net
Sector	Assets	Value
Consumer Discretionary	13.35%	$ 1,028,258
Energy	4.39%	338,025
Health Care	13.52%	1,041,132
Industrials	20.67%	1,591,209
Information Technology	16.46%	1,267,573
Materials	4.42%	340,003
Telecommunication Services	3.55%	273,360
Exchange Traded Products	10.00%	770,345
Short-Term Investment	11.77%	905,995
Total	98.13%	$ 7,555,900

See Notes to Financial Statements

Caritas All-Cap Growth Fund

Statement of Assets and Liabilities

As of May 31, 2012

ASSETS
Investments, at value (cost $6,495,437)	$7,555,900
Receivables:
Investments sold	291,832
Fund shares sold	27,404
Dividends and interest	3,160
Total assets	7,878,296

LIABILITIES
Payables:
Investments purchased	155,577
Distributions	1
Accrued expenses
Administration fees	3,021
Advisory fees	8,256
Other expenses	11,380
Total liabilities	178,235

NET ASSETS	$7,700,061

Net Assets Consist of:
Capital (par value and paid in surplus)	$6,700,099
Distributable Income:
Net investment loss	-
Net realized gain on investments	(60,501)
Net unrealized appreciation on investments	1,060,463
Total Net Assets	$7,700,061

Shares Outstanding, no par value (unlimited authorized shares)	662,910

Net Asset Value, Redemption Price Per Share	$11.62

Net Asset Value, Maximum Offering Price Per Share ($11.62 ÷ 94.25%)	$12.33

(a)	The Fund charges a redemption fee of 2% of the amount redeemed on redemptions of fund shares occuring within 30 days following the issuance of such shares

See Notes to Financial Statements

Caritas All-Cap Growth Fund

Statement of Operations

For the fiscal year ended May 31, 2012

INVESTMENT INCOME
Dividends (net of withholding taxes of $286)	$49,916
Total Investment Income	49,916

EXPENSES
Advisory fees (note 2)	101,943
Administration fees (note 2)	35,767
Transfer agent fees (note 2)	11,009
Fund accounting fees (note 2)	13,912
Compliance service fees (note 2)	5,156
Custody fees (note 2)	1,433
Distribution and service fees (note 3)	20,389
Registration and filing administration fees (note 2)	752
Legal fees	2,628
Audit and tax preparation fees	6,601
Registration and filing expenses	5,977
Trustee fees and meeting expenses	4,000
Securities pricing fees	2,602
Other operating expenses	7,168
Gross Expenses	219,337

Expenses reimbursed by advisor (note 2)	(13,001)
Advisory fees waived (note 2)	(47,314)
Net Expenses	159,022

NET INVESTMENT LOSS	(109,106)

REALIZED AND UNREALIZED LOSS ON INVESTMENTS

Net realized gain from:
Investments	32,459
32,459
Change in unrealized depreciation on:
Investments	(535,344)
(535,344)

NET REALIZED AND UNREALIZED LOSS ON INVESTMENTS	(502,885)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(611,991)

See Notes to Financial Statements

Caritas All-Cap Growth Fund

Statements of Changes in Net Assets

	Year Ended	Year Ended
	May 31, 2012	May 31, 2011

OPERATIONS:
Net investment loss	$(109,106)	$(75,531)
Net realized gain from investment transactions	32,459	159,288
Change in unrealized appreciation (depreciation) on investments	(535,344)	1,346,135
Net (decrease) increase in net assets resulting from operations	(611,991)	1,429,892

DISTRIBUTIONS TO SHAREHOLDERS:
Net realized gain from investment transactions	(163,043)	(19,891)
Decrease in net assets resulting from distributions	(163,043)	(19,891)

CAPITAL SHARE TRANSACTIONS:
Shares sold	1,866,032	3,118,853
Reinvested dividends and distributions	49,262	5,628
Shares redeemed	(2,170,283)	(668,356)
Net (decrease) increase from capital share transactions	(254,989)	2,456,125

Net (decrease) increase in net assets	(1,030,023)	3,866,126

NET ASSETS:
Beginning of year	8,730,084	4,863,958
End of year	$7,700,061	$8,730,084

Net investment loss	$-	$-

TRANSACTIONS IN SHARES:
Shares sold	155,983	274,596
Reinvested dividends and distributions	4,587	473
Shares redeemed	(185,113)	(54,884)
Net (decrease) increase	(24,543)	220,185

See Notes to Financial Statements

Caritas All-Cap Growth Fund

Financial Highlights

	For the Years Ended May 31,
For a share outstanding throughout each period	2012	2011	2010 (f)

Net asset value, beginning of period	$12.70	$10.41	$10.00

Income (loss) from investment operations
Net investment income (loss)	(0.16)	(0.11)	(0.04)
Net realized and unrealized gains
(losses) on securities	(0.68)	2.43	0.45
Total from investment operations	(0.84)	2.32	0.41

Less distributions:
From net realized gains	(0.24)	(0.03)	-
Total distributions	(0.24)	(0.03)	-

Paid in capital
From redemption fees	-	0.00 (a)	0.00	(a)
Total paid in capital	-	0.00	0.00

Net asset value, end of period	$11.62	$12.70	$10.41

Total Return (c)(d)	(6.47)%	22.34%	4.10%

Net assets, end of period (000's)	$7,700	$8,730	$4,864

Ratios of:
Gross expenses to average net assets (e)	2.69%	3.61%	5.56%	(b)
Net expenses to average net assets (e)	1.95%	1.96%	1.91%	(b)
Net investment income/(loss)
to average net assets	(1.34)%	(1.11)%	(1.31)%	(b)

Portfolio turnover rate	87.49%	126.59%	50.48%

(a) Actual amount is less than $0.01 per share.
(b) Annualized.
(c)	Total return does not reflect sales charge, if any.
(d)
Includes adjustments in accordance with accounting principles generally accepted in the United States and, consequently, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(e)	The expense ratios listed reflect total expenses prior to any waivers and reimbursements (gross expense ratio) and after any waivers and reimbursements (net expense ratio).
(f)	For the time period from January 4, 2010 (Date of Initial Public Investment) to May 31, 2010.

See Notes to Financial Statements

Caritas All-Cap Growth Fund

Notes to Financial Statements

1.  Organization and Significant Accounting Policies

The Caritas All-Cap Growth Fund (“Fund”) is a series of the Starboard Investment Trust (“Trust”). The Trust is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.  The Fund is a separate diversified series of the Trust.

The Fund commenced operations on January 4, 2010. The investment objective of the Fund is to seek capital appreciation.  In order to achieve its investment objective, Caritas Capital, LLC (“Advisor”) will seek to invest primarily in a portfolio of common stocks of companies that the Advisor believes have above-average future growth potential relative to their peers.  The Advisor also anticipates hedging the Fund’s long positions in equity securities through investments in “short” exchange traded funds (“ETF’s”).  A “short” ETF is an investment that seeks to track the opposite of the performance of an index by holding in its portfolio short positions in either the contents of the index or a representative sample of the securities in the index.

The Fund invests in companies of all sizes traded on any United States stock exchange or over-the-counter market (“Universe”).  The Universe is not limited by market capitalization or industry segmentation, and may include large-, mid-, small- and micro- cap companies.  The Advisor generally selects common stocks based on fundamental, bottom up research.  Other factors that influence investment decisions include economic and technical analysis.  The Fund will generally hold each of its equity positions from one to three years.  The Advisor, may, however, trade the Fund’s portfolio more actively if market conditions warrant.

The following is a summary of significant accounting policies consistently followed by the Fund.  The policies are in conformity with accounting principles generally accepted in the United States of America.  In June 2009, the Financial Accounting Standards Board (“FASB”) codified its standards and accounting principles for the financial statements issued for years ending after September 15, 2009.  Herein, the Fund will make reference to accounting principles generally accepted in the United States issued by FASB as Accounting Standards Codification (“ASC”).

Investment Valuation
The Fund’s investments in securities are carried at fair value.  Securities listed on an exchange or quoted on a national market system are valued at the last sales price as of 4:00 p.m. Eastern Time. Securities traded in the NASDAQ over-the-counter market are generally valued at the NASDAQ Official Closing Price. Other securities traded in the over-the-counter market and listed securities for which no sale was reported on that date are valued at the most recent bid price. Securities and assets for which representative market quotations are not readily available (e.g., if the exchange on which the portfolio security is principally traded closes early or if trading of the particular portfolio security is halted during the day and does not resume prior to the Fund’s net asset value calculation) or which cannot be accurately valued using the Fund’s normal pricing procedures are valued at fair value as determined in good faith under policies approved by the Trustees.  A portfolio security’s “fair value” price may differ from the price next available for that portfolio security using the Fund’s normal pricing procedures.  Instruments with maturities of 60 days or less are valued at amortized cost, which approximates market value.

Fair Value Measurement
Various inputs are used in determining the value of the Fund's investments.  These inputs are summarized in the three broad levels listed below:

Level 1: quoted prices in active markets for identical securities
Level 2: other significant observable inputs (including quoted prices for similar securities and identical securities in inactive markets, interest rates, credit risk, etc.)
Level 3: significant unobservable inputs (including the Fund’s own assumptions in determining fair value of investments)

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

(Continued)

Caritas All-Cap Growth Fund

Notes to Financial Statements

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

An Investment asset’s or liability’s level within the fair value hierarchy is based on the lowest level input, individually or in aggregate, that is significant to fair value measurement.

The valuation techniques used by the Fund to measure fair value during the fiscal year ended May 31, 2011 maximized the use of observable inputs and minimized the use of unobservable inputs.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following table summarizes the inputs as of May 31, 2012 for the Fund’s assets measured at fair value:

Assets	Total	Level 1	Level 2	Level 3
Common Stocks	$5,879,560	$5,879,560	$-	$-
Exchange Traded Products	770,345	770,345	-	-
Short-Term Investment	905,995	905,995	-	-
Total	$7,555,900	$7,555,900	$-	$-

Investment Transactions and Investment Income
Investment transactions are accounted for as of the date purchased or sold (trade date).  Dividend income is recorded on the ex-dividend date.  Certain dividends from foreign securities will be recorded as soon as the Fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date.  Interest income is recorded on the accrual basis and includes amortization of discounts and premiums.  Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes.

Expenses
The Fund bears expenses incurred specifically on its behalf as well as a portion of general expenses, which are allocated according to methods reviewed annually by the Trustees.

Dividend Distributions
The Fund may declare and distribute dividends from net investment income (if any) quarterly.  Distributions from capital gains (if any) are generally declared and distributed annually.  Dividends and distributions to shareholders are recorded on ex-date.

Estimates
The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in the net assets from operations during the reported period.  Actual results could differ from those estimates.

Federal Income Taxes
No provision for income taxes is included in the accompanying financial statements, as the Fund intends to distribute to shareholders all taxable investment income and realized gains and otherwise comply with Subchapter M of the Internal Revenue Code applicable to regulated investment companies.

(Continued)

Caritas All-Cap Growth Fund

Notes to Financial Statements

2.	Transactions with Affiliates & Service Providers

Advisor
The Fund pays a monthly advisory fee to Caritas Capital, LLC (the “Advisor”) based upon the average daily net assets of the Fund and calculated at an annual rate.  For the fiscal year ended May 31, 2012, the Fund paid advisory fees in the amount of $101,943.

Effective October 27, 2011, the Advisor has entered into an Operating Plan with the Fund’s administrator under which it has agreed to make payments to the administrator to the extent that the cost of administering the Fund exceeds the 0.45% of average daily net assets paid by the Funds to the Administrator under its consolidated fee arrangement.  The agreement continues in effect until October 31, 2012 and may not be terminated prior to that date.

During the fiscal year ended May 31, 2012, the Advisor contractually agreed to waive all or part of its advisory fee and to reimburse expenses to ensure that the Fund’s annual operating expenses (exclusive of interest, taxes, brokerage fees and commissions, extraordinary expenses, payments under the Rule

12b-1 distribution plan, and acquire fund fees and expenses) will not exceed 1.70% of the daily average net assets for Fund shares.  In accordance with these terms, the Advisor waived $47,314 and reimbursed $13,001 for the fiscal year ended May 31, 2012.

Administrator
Under the terms of an Administration Agreement with the Trust, effective October 27, 2011, The Nottingham Company (“Administrator”) assists the Trust in the performance of its administrative responsibilities to the Fund, coordinates and pays for the services of each vendor and the operating expenses to the Fund, and provides the Fund with certain administrative, fund accounting, and compliance services.  As part of its services and consolidated fee arrangement, the Administrator receives compensation based on the Fund’s average daily net assets.  The annual rate is 0.450% if the average daily net assets are under $40 million and gradually decreases to an annual rate of 0.094% once the average daily net assets reach $1.82 billion or more.

The fee paid to the Administrator is calculated by multiplying the average daily net assets of the Fund by the highest applicable annual rate.  The Administrator pays all expenses not assumed by the Advisor, including, without limitation: the fees and expenses of its independent accountants, of its legal counsel, and of its Trustees; the costs of printing and mailing to shareholders annual and semi-annual reports, proxy statements, prospectuses, statements of additional information and supplements thereto; the costs of printing registration statements; bank transaction charges and custodian’s fees; any proxy solicitors’ fees and expenses; filing fees; any federal, state or local income or other taxes; any interest; any membership fees of the Investment Company Institute and similar organizations; fidelity bond and Trustees’ liability insurance premiums.

Prior to October 27, 2011, the Fund paid a monthly administration fee to the Administrator based upon the average daily net assets of the Fund and calculated at the annual rates as shown in the schedule below which is subject to a minimum of $2,000 per month.  The Administrator also received a fee to procure and pay the Fund’s custodian, additional compensation for fund accounting and recordkeeping services, and additional compensation for certain costs involved with the daily valuation of securities and as reimbursement for out-of-pocket expenses.  A breakdown of these fees is provided below.

Administration Fees*	Custody Fees*			Fund Accounting Fees (monthly)	Fund Accounting Fees	Blue Sky Administration Fees (annual)
Average Net Assets	Annual Rate	Average Net Assets	Annual Rate
First $40 million	0.450%	First $100 million	0.020%	$2,250	0.01%	$150 per state
Next $1 million	0.442%	Over $100 million	0.009%
Next $1 million	0.435%
Next $1 million	0.428%	*Minimum monthly fees of $3,000 and $417 for Administration and Custody, respectively.
Next $1 million	0.422%

(Continued)

Caritas All-Cap Growth Fund

Notes to Financial Statements

Compliance Services
Nottingham Compliance Services, LLC (“NCS”), a fully owned affiliate of the Administrator, provides services which assist the Trust’s Chief Compliance Officer in monitoring and testing the policies and procedures of the Trust in conjunction with requirements under Rule 38a-1 of the 1940 Act.  NCS is entitled to receive compensation from the Administrator pursuant to the Administrator’s fee arrangements with the Fund.

Transfer Agent
Nottingham Shareholder Services, LLC (“Transfer Agent”) serves as transfer, dividend paying, and shareholder servicing agent for the Funds.  For its services, the Transfer Agent is entitled to receive compensation from the Administrator pursuant to the Administrator’s fee arrangements with the Fund.

Distributor
Capital Investment Group, Inc. (the “Distributor”) serves as the Funds’ principal underwriter and distributor.  For its services, the Distributor is entitled to receive compensation from the Administrator pursuant to the Administrator’s fee arrangements with the Fund.

Certain Trustees and officers of the Trust may also be officers of the Advisor, the Distributor, the Administrator, or NCS.

3.	Distribution and Service Fees

The Trustees, including a majority of the Trustees who are not “interested persons” of the Trust as defined in the 1940 Act and who have no direct or indirect financial interest in such plan or in any agreement related to such plan, adopted a distribution plan pursuant to Rule 12b-1 of the 1940 Act (the “Plan”).  The 1940 Act regulates the manner in which a regulated investment company may assume expenses of distributing and promoting the sales of its shares and servicing of its shareholder accounts.  The Plan provides that the Fund may incur certain expenses, which may not exceed 0.25% per annum of the Fund’s average daily net assets for each year elapsed subsequent to adoption of the Plan, for payment to the Distributor and others for items such as advertising expenses, selling expenses, commissions, travel or other expenses reasonably intended to result in sales of shares of the Fund or support servicing of shareholder accounts.  For the fiscal year ended May 31, 2012, $20,389 was incurred by the Distributor.

4.	Purchases and Sales of Investment Securities

For the fiscal year ended May 31, 2012, the aggregate cost of purchases and proceeds from sales of investment securities (excluding short-term securities) were as follows:

Fiscal Year Ended	Purchases of Securities	Proceeds from Sales of Securities
May 31, 2012	$6,369,111	$6,509,422

There were no long-term purchases or sales of U.S Government Obligations during the fiscal year ended May 31, 2012.

5.	Federal Income Tax

Distributions are determined in accordance with Federal income tax regulations, which differ from generally accepted accounting principles, and, therefore, may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes.  Financial reporting records are adjusted for permanent book/tax differences to reflect tax character but are not adjusted for temporary differences.  For the year ended May 31, 2012, the tax treatment for the distributions was the same as the book.

Management has analyzed the Fund’s tax positions for all open tax years (current and prior three tax years, if applicable) and determined that the implementation of ASC Topic 740 “Accounting for Uncertainty in Income Taxes” had no impact on the Fund’s net assets or results of operations.  As of and during the fiscal year ended May 31, 2012, the Fund does not have a liability for uncertain tax positions.  The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the statement of operations.  During the fiscal year, the Fund did not incur any interest or penalties.
(Continued)

Caritas All-Cap Growth Fund

Notes to Financial Statements

Reclassifications to paid-in capital relate primarily to differing book/tax treatment of ordinary net investment losses.  For the fiscal year ended May 31, 2012, the following reclassifications, which had no impact on results of operations or net assets, were recorded to reflect tax character:

Paid-in Capital	$(49,779)
Undistributed Net Investment Income (Loss)	109,106
Undistributed Net Realized Gain (Loss) on Investments	(59,327)

At May 31, 2012, the tax-basis cost of investments and components of distributable earnings were as follows:

Cost of Investments	$ 6,495,436

Unrealized Appreciation	$1,217,831
Unrealized Depreciation	(157,367)
Net Unrealized Appreciation	1,060,464
Undistributed Ordinary Income	-
Other Book/Tax Differences	(60,502)

Distributable Earnings	$ 999,962

Pursuant to federal income tax regulations applicable to investment companies, recognition of capital losses on certain transactions is deferred until the subsequent tax year.  Consequently, realized losses reflected in the accompanying financial statements include net capital losses realized between November 1 and the funds fiscal year-end that have not been recognized for tax purposes.   Other book/tax differences in the current year primarily consist of post-October loss deferrals.

For the fiscal year ended May 31, 2011, reclassifications to paid-in capital relating primarily to differing book/tax treatment of ordinary net investment losses were not reflected properly in the 2011 Annual Report.  Below reflects what was originally reported and the restated amounts:

Paid-in Capital	Original	Restated
	$ (79,287)	$ (45,653)
Undistributed Net Investment Income (Loss)	55,640	75,531
Undistributed Net Realized Gain (Loss) on Investments	23,647	(29,878)

These reclassifications had no impact on results of operations or net assets and were recorded to reflect tax character.

6.	Commitments and Contingencies

Under the Trust’s organizational documents, its officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund.  In addition, in the normal course of business, the Trust entered into contracts with its service providers, on behalf of the Fund, and others that provide for general indemnifications.  The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund.  The Fund expects risk of loss to be remote.
(Continued)

Caritas All-Cap Growth Fund

Notes to Financial Statements

7.	New Accounting Pronouncements

In May 2011, the FASB issued ASU No. 2011-04 “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements.”  ASU No. 2011-04 amends FASB ASC Topic 820, Fair Value Measurements and Disclosures, to establish common requirements for measuring fair value and for disclosing information about fair value measurements in accordance with GAAP and International Financial Reporting Standards (“IFRS”).  ASU No. 2011-04 is effective for fiscal years beginning after December 15, 2011 and for interim periods within those fiscal years.

8.   Subsequent Events

In accordance with the adoption of ASC Topic 855, Subsequent Events, and in preparing these financial statements, the Fund has evaluated the need for disclosures and/or adjustments resulting from subsequent events through the date of issuance of these financial statements.  This evaluation did not result in any subsequent events that necessitated disclosures and/or adjustments.

(Continued)

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders, Trustees and
Audit Committee of Caritas All-Cap Growth Fund

We have audited the accompanying statement of assets and liabilities of the Caritas All-Cap Growth Fund (the “Fund”, one of the series constituting the Starboard Investment Trust), including the schedule of investments as of May 31, 2012, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for the years ended May 31, 2012, May 31, 2011 and the period from January 4, 2010 (Date of Initial Public Investments) to May 31, 2010. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of the securities owned as of May 31, 2012, by correspondence with the custodian and brokers.  We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Caritas All-Cap Growth Fund as of May 31, 2012, and the results of its operations for the year then ended, the changes in net assets for each of the two years in the period then ended, and the financial highlights for the years ended May 31, 2012, May 31, 2011 and the period from January 4, 2010 (Date of Initial Public Investments) to May 31, 2010 in conformity with accounting principles generally accepted in the United States of America.

Chicago, Illinois

July 26, 2012

Caritas All-Cap Growth Fund

Additional Information (Unaudited)

1.	Proxy Voting Policies and Voting Record

A copy of the Trust’s Proxy Voting and Disclosure Policy and the Advisor’s Disclosure Policy are included as Appendix B to the Fund’s Statement of Additional Information and are available, without charge, upon request, by calling 1-800-773-3863, and on the website of the Security and Exchange Commission (“SEC”) at http://www.sec.gov.  Information regarding how the Fund voted proxies relating to portfolio securities during the most recent period ended June 30, is available (1) without charge, upon request, by calling the Fund at the number above and (2) on the SEC’s website at http://www.sec.gov.

2.	Quarterly Portfolio Holdings

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q.  The Fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov.  You may review and make copies at the SEC’s Public Reference Room in Washington, D.C.  Information on the operation of the Public Reference Room may be obtained by calling the SEC at 202-942-8090. You may also obtain copies without charge, upon request, by calling the Fund toll-free at 1-800-773-3863.

3.	Tax Information

We are required to advise you within 60 days of the Fund’s fiscal year-end regarding the federal tax status of certain distributions received by shareholders during each fiscal year.  The following information is provided for the Fund’s fiscal year ended May 31, 2012.

During the fiscal year, the fund paid a long-term capital gain distribution in the amount of $163,043.

Individual shareholders are eligible for reduced tax rates on qualified dividend income.  For the purposes of computing the dividends eligible for reduced tax rates, all of the dividends paid by the funds from ordinary income earned during the fiscal year are considered qualified dividend income.

Corporate shareholders may exclude up to 70% of qualifying dividends.  For the purposes of computing this exclusion, all of the dividends paid by the fund from ordinary income earned during the fiscal year represent qualifying dividends.

Dividend and distributions received by retirement plans such as IRAs, Keogh-type plans and 403(b) plans need not be reported as taxable income.  However, many retirement plans may need this information for their annual information meeting.

4.	Schedule of Shareholder Expenses

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments and (2) ongoing costs, including investment advisory fees; distribution (12b-1) fees; and other Fund expenses.  This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses – The first line of the table below provides information about the actual account values and actual expenses.  You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period.  Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes – The last line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return.  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.  You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

(Continued)

Expense Example	Beginning Account Value December 1, 2011	Ending Account Value May 31, 2012	Expenses Paid During Period*
Actual	$1,000.00	$1,041.90	$9.95
Hypothetical (5% annual return before expenses)	$1,000.00	$1,015.25	$9.82
Expenses are equal to the average account value over the period multiplied by the Fund’s annualized expense ratio, multiplied by the number of days in the most recent period divided by the number of days in the fiscal year.

5.	Approval of Advisory Agreement

The Advisor supervises the investments of the Fund pursuant to an Investment Advisory Agreement.  At a meeting of the Fund’s Board of Trustees on January 26, 2012, the Trustees unanimously approved the renewal of the Investment Advisory Agreement for another year.  In considering whether to approve the renewal of the Investment Advisory Agreement, the Trustees reviewed and considered the information they deemed reasonably necessary, including the following material factors: (i) the nature, extent, and quality of the services provided by the Advisor; (ii) the investment performance of the Fund and the Advisor; (iii) the costs of the services provided and profits realized by the Advisor and its affiliates from the relationship with the Fund; (iv) the extent to which economies of scale would be realized as the Fund grows and whether advisory fee levels reflect those economies of scale for the benefit of the Fund’s investors; (v) the Advisor’s practices regarding brokerage and portfolio transactions; and (vi) the Advisor’s practices regarding possible conflicts of interest.

At the meeting, the Trustees reviewed various informational materials including, without limitation, the Investment Advisory Agreement for the Fund; a memorandum from the Advisor to the Trustees containing information about the Advisor, its business, its finances, its personnel, its services to the Fund, and comparative expense information for other mutual funds with a strategy similar to the Fund; and a memorandum from the Fund’s legal counsel that summarized the fiduciary duties and responsibilities of the Board of Trustees in reviewing and approving the Investment Advisory Agreement, including the types of information and factors that should be considered in order to make an informed decision.

In considering the nature, extent, and quality of the services provided by the Advisor, the Trustees reviewed the responsibilities of the Advisor under the Investment Advisory Agreement.  The Trustees reviewed the services being provided by the Advisor to the Fund including, without limitation, the quality of its investment advisory services since the Fund’s inception (including research and recommendations with respect to portfolio securities); its procedures for formulating investment recommendations and assuring compliance with the Fund’s investment objectives and limitations; its coordination of services for the Fund among the Fund’s service providers; and its efforts to promote the Fund, grow the Fund’s assets, and assist in the distribution of Fund shares.  The Trustees noted that the Advisor uses fundamental, bottom up research and seeks to achieve the Fund’s investment objective by investing in common stocks of companies of all sizes that it believes have above-average future growth potential relative to their peers.  The Trustees further noted that the principal executive and financial officer of the Fund was an employee of the Advisor and serves without additional compensation from the Fund.  After reviewing the foregoing information and further information in the memorandum from the Advisor (e.g., descriptions of the Advisor’s business, the Advisor’s compliance programs, and the Advisor’s Form ADV), the Board of Trustees concluded that the nature, extent, and quality of the services provided by the Advisor were satisfactory and adequate for the Fund.

In considering the investment performance of the Fund and the Advisor, the Trustees compared the performance of the Fund with the performance of its benchmark index, comparable funds with similar objectives managed by other investment advisors, and applicable peer group data (e.g., Bloomberg peer group average).  The Trustees noted that the return for the one-year period ended December 31, 2011 was -5.45%, which lagged the returns of most of the comparable funds, the peer group average, and the benchmark index.  The Trustees also considered the consistency of the Advisor’s management of the

(Continued)

Fund with its investment objective and policies.  After reviewing the short and long-term investment performance of the Fund, the Advisor’s experience managing the Fund and other advisory accounts, the Advisor’s historical investment performance, and other factors, the Board of Trustees concluded that the investment performance of the Fund and the Advisor was satisfactory.

In considering the costs of the services to be provided and profits to be realized by the Advisor and its affiliates from the relationship with the Fund, including any benefits derived by the Advisor from the relationship with the Fund, the Trustees reviewed the Advisor’s staffing, personnel, and methods of operating; the education and experience of the Advisor’s personnel; the Advisor’s compliance program; the financial condition of the Advisor; the level of commitment to the Fund and the Advisor by the principals of the Advisor; the asset level of the Fund; the overall expenses of the Fund, including certain prior fee waivers and reimbursements by the Advisor; and the nature and frequency of advisory fee payments.  The Trustees reviewed the financial statements for the Advisor and discussed the financial stability and profitability of the firm.  The Trustees noted that the Advisor either makes payments to the Administrator or directly pays for certain expenses of the Fund under an Operating Plan in order to help limit the Fund’s annual operating expenses.  The Trustees also considered potential benefits for the Advisor in managing the Fund, including promotion of the Advisor’s name, the ability for the Advisor to place small accounts into the Fund, and the potential for the Advisor to generate soft dollars from Fund trades that may benefit the Advisor as well. The Trustees then compared the fees and expenses of the Fund (including the management fee) to other funds comparable in terms of the type of fund, the nature of its investment strategy, and its style of investment management, among other factors.  The Trustees determined that the Fund’s management fee and net expense ratio were higher than those of some of the comparable funds and lower than others, while the management fee and net expense ratio were higher than the peer group average.  The Trustees noted that the Fund was much smaller than the peer group average.  Following this comparison and upon further consideration and discussion of the foregoing, the Board of Trustees concluded that the fees paid to the Advisor by the Fund were fair and reasonable in relation to the nature and quality of the services provided by the Advisor and that they reflected charges that were within a range of what could have been negotiated at arm’s length.

In considering the extent to which economies of scale would be realized as the Fund grows and whether advisory fee levels reflect those economies of scale for the benefit of the Fund’s investors, the Trustees considered the Fund’s fee arrangements with the Advisor.  The Trustees noted that although the maximum management fee under the Investment Advisory Agreement would stay the same regardless of the Fund’s asset levels, the Advisor had agreed to make payments to the Administrator at lower asset levels in order to help limit the Fund’s expenses.  The Trustees pointed out that the Fund would benefit from economies of scale under agreements with service providers other than the Advisor.  In particular, it was noted that the Fund’s agreement with the Administrator would determine the Fund’s gross expenses and that this agreement utilized breakpoints in its fee schedule that allowed the Fund’s shareholders to benefit from economies of scale. Following further discussion of the Fund’s asset level, expectations for growth, and fee levels, the Board of Trustees determined that the Fund’s fee arrangements with the Advisor were fair and reasonable in relation to the nature and quality of the services provided by the Advisor.

In considering the Advisor’s practices regarding brokerage and portfolio transactions, the Trustees reviewed the Advisor’s standards, and performance in utilizing those standards, for seeking best execution for Fund portfolio transactions.  The Trustees also considered the portfolio turnover rate for the Fund; the process by which evaluations are made of the overall reasonableness of commissions paid; the method and basis for selecting and evaluating the broker-dealers used; any allocation of portfolio business to persons affiliated with the Advisor; and the extent to which the Fund allocates portfolio business to broker-dealers who provide research, statistical, or other services (soft dollars).  The Trustees noted, among other things, that the Fund rarely trades blocks of shares which require special handling and that the average commission rate for the Fund was under $0.04 per share.  After further review and discussion, the Board of Trustees determined that the Advisor’s practices regarding brokerage and portfolio transactions were satisfactory.

In considering the Advisor’s practices regarding possible conflicts of interest, the Trustees evaluated the potential for conflicts of interest and considered such matters as the experience and ability of the advisory personnel assigned to the Fund; the basis for soft dollar payments with broker-dealers, including any broker-dealers affiliated with the Advisor; the method for bunching of portfolio securities transactions should the Advisor add new accounts; and the substance and administration of the Advisor’s code of ethics.  Following further consideration and discussion, the Board of Trustees indicated that the Advisor’s standards and practices relating to the identification and mitigation of possible conflicts of interests were satisfactory.

(Continued)

Based upon all of the foregoing considerations, the Board of Trustees, including a majority of the Independent Trustees, approved the renewal of the Investment Advisory Agreement for the Fund.

6.	Information about Trustees and Officers

The business and affairs of the Fund and the Trust are managed under the direction of the Board of Trustees of the Trust.  Information concerning the Trustees and officers of the Trust and Fund is set forth below.  Generally, each Trustee and officer serves an indefinite term or until certain circumstances such as their resignation, death, or otherwise as specified in the Trust’s organizational documents. Any Trustee may be removed at a meeting of shareholders by a vote meeting the requirements of the Trust’s organizational documents. The Statement of Additional Information of the Fund includes additional information about the Trustees and officers and is available, without charge, upon request by calling the Fund toll-free at 1-800-773-3863.  The address of each Trustee and officer, unless otherwise indicated below, is 116 South Franklin Street, Rocky Mount, North Carolina 27804.  The Independent Trustees each received aggregate compensation of $2,000.00 during the fiscal year ended May 31, 2012 from the Fund for their services to the Fund and Trust.

Name, Age and Address	Position held with Funds or Trust	Length of Time Served	Principal Occupation During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years
Independent Trustees
Jack E. Brinson Age: 80	Trustee	Since 7/09	Retired; previously, President of Brinson Investment Co. (personal investments) and President of Brinson Chevrolet, Inc. (auto dealership).	10
Independent Trustee of the following: DGHM Investment Trust for the two series of that trust; Gardner Lewis Investment Trust for the two series of that trust; Giordano Investment Trust for the one series of that trust; Hillman Capital Management Investment Trust for the two series of that trust; Brown Capital Management Mutual Funds for the three series of the trust; and Tilson Investment Trust for the two series of that trust; (all registered investment companies); previously, Independent Trustee of New Providence Investment Trust for its one series from inception until 2011 (all registered investment companies).

Michael G. Mosley Age: 59	Trustee	Since 7/10	Owner of Commercial Realty Services (real estate) since 2004.	10	None

(Continued)

Name, Age and Address	Position held with Funds or Trust	Length of Time Served	Principal Occupation During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years
Theo H. Pitt, Jr. Age: 76	Trustee	Since 9/10	Senior Partner, Community Financial Institutions Consulting (financial consulting) since 1999; Partner, Pikar Properties (real estate) since 2001; Account Administrator, Holden Wealth Management Group of Wachovia Securities (money management firm) from 2003-2008.	10
Independent Trustee of DGHM Investment Trust for its two series of that trust; Gardner Lewis Investment Trust for its two series of that trust and Hanna Investment Trust for its one series of that trust (all registered investment companies).  Previously, Independent Trustee of Hillman Capital Management Investment Trust for its two series from 2000 to 2009, NCM Capital Investment Trust for its one series from 2007 to 2009, New Providence Investment Trust from 2008 to 2009, and Tilson Investment Trust for its two series from 2004 to 2009 (all registered investment companies).

James H. Speed, Jr. Age: 58	Trustee, Chairman	Since 7/09	President and CEO of NC Mutual Insurance Company (insurance company) since 2003; President of Speed Financial Group, Inc. (consulting and private investments) from 2000 to 2003.	10
Independent Trustee of the following Hillman Capital Management Investment Trust for the two series of that trust; Brown Capital Management Mutual Funds  for the three series of the trust; and Tilson Investment Trust for the two series of that trust; (all registered investment companies).  Member of Board of Directors of NC Mutual Life Insurance Company.  Member of Board of Directors of M&F Bancorp.  Previously, Independent Trustee of New Providence Investment Trust for its one series from 2009 until 2011 (registered investment company).

J. Buckley Strandberg Age: 52	Trustee	Since 7/09	President of Standard Insurance and Realty (insurance and property management) since 1982.	10	None
Other Officers
Robert G. Fontana Age: 42 5950 Fairview Road Suite 610-A Charlotte, NC 28210	President and Treasurer (Caritas All-Cap Growth Fund)	Since 7/09
President and CIO of Caritas Capital, LLC (advisor to the Caritas All-Cap Growth Fund) since 2009; Portfolio Manager for Portfolio Capital Management (investment management) since 2006; previously, Portfolio Manager for Covenant Capital, LLC (investment management).
				n/a	n/a

(Continued)

Name, Age and Address	Position held with Funds or Trust	Length of Time Served	Principal Occupation During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years
T. Lee Hale, Jr. Age: 34	Chief Compliance Officer; Assistant Treasurer	Since 7/09 and 4/10	Financial Reporting Manager for The Nottingham Company (fund administrator) since 2009; previously, principal of Lee Hale Contracting (marine industry consulting).	n/a	n/a
A. Vason Hamrick Age: 35	Secretary	Since 7/09	Corporate Counsel for The Nottingham Company since 2004.	n/a	n/a

Caritas All-Cap Growth Fund
is a series of
The Starboard Investment Trust

For Shareholder Service Inquiries:	For Investment Advisor Inquiries:
Documented:	Documented:

Nottingham Shareholder Services, LLC	Caritas Capital, LLC
116 South Franklin Street	5950 Fairview Road
Post Office Drawer 4365 Rocky Mount, North Carolina 27803	Suite 610-A Charlotte, North Carolina 28210

Toll-Free Telephone: 1-800-773-3863	Toll-Free Telephone: 1-800-773-3863

World Wide Web @: ncfunds.com	World Wide Web @: caritascapital.com

Annual Report 2012
May 31, 2012

Presidio Multi-Strategy Fund

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Presidio Multi-Strategy Fund (the “Fund”).  The Fund’s shares are not deposits or obligations of, or guaranteed by, any depository institution. The Fund’s shares are not insured by the FDIC, Federal Reserve Board or any other agency, and are subject to investment risks, including possible loss of principal amount invested.  Neither the Fund nor the Fund’s distributor is a bank.

The Presidio Multi-Strategy Fund is distributed by Capital Investment Group, Inc., Member FINRA/SIPC, 17 Glenwood Ave, Raleigh, NC, 27603. There is no affiliation between the Presidio Multi-Strategy Fund, including its principals, and Capital Investment Group, Inc.

Statements in this Annual Report that reflect projections or expectations of future financial or economic performance of the Presidio Multi-Strategy Fund (“Fund”) and of the market in general and statements of the Fund’s plans and objectives for future operations are forward-looking statements. No assurance can be given that actual results or events will not differ materially from those projected, estimated, assumed or anticipated in any such forward-looking statements. Important factors that could result in such differences, in addition to the other factors noted with such forward-looking statements, include, without limitation, general economic conditions such as inflation, recession and interest rates.  Past performance is not a guarantee of future results.

An investment in the Fund is subject to investment risks, including the possible loss of some or the entire principal amount invested. There can be no assurance that the Fund will be successful in meeting its investment objective. Investment in the Fund is also subject to the following risks: market risk, sector risk, investment advisor risk, new fund risk, operating risk, foreign securities and emerging markets risk, currency risk, political/economic risk, derivative risk, currency option transactions risk, currency futures risk, leverage risk, counterparty risk, short sales risk, risks related to investing in other investment companies, ETN risk, small-cap and mid-cap securities risk, interest rate and credit risk, maturity risk, inflation risk, investment-grade securities risk, lower-rated securities or “junk bonds” risk, risks of investing in corporate debt securities, and government debt markets may be illiquid or disrupted. More information about these risks and other risks can be found in the Fund’s prospectus.

The performance information quoted in this annual report represents past performance, which is not a guarantee of future results.  Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  Current performance may be lower or higher than the performance data quoted.  An investor may obtain performance data current to the most recent month-end by visiting www.ncfunds.com.

An investor should consider the investment objectives, risks, and charges and expenses of the Fund carefully before investing.  The prospectus contains this and other information about the Fund.  A copy of the prospectus is available at www.ncfunds.com or by calling Shareholder Services at 1-800-773-3863.  The prospectus should be read carefully before investing.

This Annual Report was first distributed to shareholders on or about July 30, 2012.

For More Information on Your Presidio Multi-Strategy Fund:

See Our Web site @ www.ncfunds.com
or
Call Our Shareholder Services Group Toll-Free at 1-800-773-3863.

Dear Fellow Shareholders of the Presidio Multi-Strategy Fund:

Enclosed for your review is the Annual Report for the Presidio Multi-Strategy Fund (the “Fund”) for the fiscal year ending May 31, 2012. The Fund returned an annualized -2.93%1 vs. the benchmark (50% S&P and 50% Barclays Agg2) return of 2.95%, with an annualized volatility of 8.22%3 and a beta of 0.235.  The underperformance to the 50% S&P/ 50% Barclays Agg benchmark wasn’t much of a surprise, as the Fund is (and expected to be) significantly underweight in equities (stocks) versus the benchmark, and especially since the equity markets have rallied during this period.  We should remind shareholders that, while we use the benchmark to provide an objective measure of the performance of the Fund, we do not manage the Fund to any specific benchmark.  In managing the Fund, one of our objectives is to continue to provide our clients with a differentiated source of return that is lowly correlated to the general movements of the equity markets, and as such, we are likely to have little equity exposure in the portfolio at any given time. We continue to maintain a diversified portfolio of asset classes and strategies that we think will reward our investors over the long-term.

 Risk, Return and Correlation Statistics:

Presidio Multi Strategy Fund                                                                           50% S&P, 50% Barclays Agg
Net Return	-2.38%1	2.95%
Realized Volatility	8.22%3	10.92%
Realized Correlation to S&P 500	0.664	0.99
Realized Beta to S&P 500	0.235	0.46

Please see the table below for the Fund’s historical performance information through the calendar quarter ended June 30, 2012.

Average Annual Total Returns		Past 1 Year		Since Inception*	Net	Gross
Period Ended June 30, 2012	Past 1 Year	Sales Load Included	Since Inception*	Sales Load Included	Expense Ratio**	Expense Ratio***
Presidio Multi-Strategy Fund	-0.58%	-4.80%	3.70%	1.46%	1.97%	4.42%
50%S&P500 Index/ 50%Barclays Aggregate Blend Index	6.36%		10.89%

The performance data quoted above represents past performance, which is not a guarantee of future results Investment return and principal value of an investment in the Fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.  Current performance may be lower or higher than the performance data quoted.  To obtain more current performance data regarding the Fund, including performance data current to the Fund’s most recent month-end, please visit www.ncfunds.com or call the Fund at (800)525-3863. Fee waivers and expenses reimbursements have positively impacted Fund performance.

*The Fund’s inception date is July 7, 2010.
** The Advisor has entered into an Operating Plan with the Administrator through October 1, 2012, under which it has agreed to assume certain expenses of the Administrator to the extent the operating expenses exceed 1.50% of the average daily net assets of the Fund, exclusive of amounts payable under a Rule 12b-1 distribution plan, acquired fund fees and expenses, and extraordinary expenses.  The Operating Plan can only be terminated at the conclusion of the then-current term by notice of non-renewal to a party or mutual agreement of the parties.
***Gross expense ratio is from the Fund’s prospectus dated January 6, 2012.

Outlook:

Equity valuation, credit spreads and other valuation measures point towards a more modest expectation of risk premiums, and looking forward, we expect investors to receive fair (to somewhat slightly below fair) compensation for embracing risk assets (e.g. equities, credit, interest rate risk, commodities).  Though individual asset classes may be fairly valued, we do believe that there are interesting and attractive relative value opportunities in credit, energy and natural resources, which we hope to take advantage of for the Fund.

At Presidio Capital Investments, we remain committed to our investment principles of maintaining a diversified portfolio across asset classes and strategies, and taking on risks we think are worthwhile.  We continue to monitor and price a wide range of risk assets, and evaluate the strategies we can utilize to express and manage those risks.  It is this valuation framework, coupled with our investment philosophy and risk management process that guides us to making thoughtful, risk-adjusted investment decisions.  And we believe that the rapidly changing environment that we are currently in demands even more attention and thoughtfulness in managing risk capital.

I invite any current or prospective shareholder to call or email me directly to discuss the Presidio Multi-Strategy Fund and our investment approach.

With warmest regards,

Matthew R. Lee
Presidio Capital Investments, LLC

The views in the foregoing discussion were those of the Fund’s investment advisor as of the date set forth above and may not reflect its views on the date this Semi-Annual Report is first published or anytime thereafter.  These views are intended to assist shareholders in understanding their investment in the Fund and do not constitute investment advice.

An investor should consider the Fund’s investment objectives, risks, and charges and expenses carefully before investing.  The Fund’s Prospectus contains this and other important information. For information on the Fund’s expense ratio, please see the Financial Highlights Table found within the accompanying Annual Report.

1) The performance information quoted above represents past performance and past performance does not guarantee future results.  Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  Current performance may be lower or higher than the performance data quoted.  Performance data, current to the most recent month end, may be obtained by calling the Fund at (800)525-3863. Fee waivers and expense reimbursements have positively impacted Fund performance. The performance information presented is not inclusive of sales charge and if adjusted for sales charges, performance quoted would be reduced.

2) The S&P 500 Total Return Index is a market capitalization weighted index that is widely used as a barometer of U.S. stock market performance.  The S&P 500 Total Return Index provides investors with a price-plus gross cash dividend return of the companies represented in the S&P 500 Total Return Index. The Barclays Capital U.S. Government/Credit Index represents securities that are U.S. domestic, taxable, and dollar denominated.  The Index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities. You cannot invest directly in these indices.  These indices do not have investment advisors and do not pay any commissions, expenses, or taxes.  If these indices did pay commissions, expenses, or taxes, their returns would be lower.

3) Realized volatility is measured as annualized standard deviation and is considered a measure of risk.  Annualized standard deviation is calculated using standard methodology of taking the standard deviation of realized daily returns multiplied by the square root of the number of trading days in a year (assumed at 250).   Volatility is a statistical measure that provides an estimate of the dispersion (or range) of potential returns.  Investors should be aware that volatility estimates, like any other “statistics”, are not constant, and that they may change as the capital markets change and as the composition of the underlying portfolio changes.

4) Correlation is computed into what is known as the correlation coefficient, which ranges between -1 and +1. Perfect positive correlation (a correlation co-efficient of +1) implies that as one security moves, either up or down, the other security will move by an equal amount in the same direction. Alternatively, perfect negative correlation means that if one security moves in either direction the security that is perfectly negatively correlated will move by an equal amount in the opposite direction. If the correlation is 0, the movements of the securities are said to have no correlation; they are completely random.

5)  Beta is a measure of the price sensitivity of an asset (or portfolio) to the broader market, and is also considered a risk statistic.  Beta was calculated by regressing the daily returns of the fund and daily returns of the S&P 500 (for the time period from fund inception through 11/30/10).  Investors should be aware that volatility estimates, like any other “statistics”, are not constant, and that they may change as the capital markets change and as the composition of the underlying portfolio changes.

Presidio Multi-Strategy Fund

Performance Update (Unaudited)

For the period from July 7, 2010 (Date of Initial Public Investment) to May 31, 2012

Comparison of the Change in Value of a $10,000 Investment

This graph assumes an initial investment of $10,000 ($9,575 after maximum sales load of 4.25%) at July 7, 2010 (Date of Initial Public Investment). All dividends and distributions are reinvested. This graph depicts the performance of the Presidio Multi-Strategy Fund versus 50% of the S&P Total Return Index, and 50% of the Barclays Capital Aggregate Bond Index. It is important to note that the Fund is a professionally managed mutual fund while the indices are not available for investment and are unmanaged.  The comparison is shown for illustrative purposes only.

Average Annual Total Returns
				Gross
As of	One	Since	Inception	Expense
May 31, 2012	Year	Inception	Date	Ratio*
Presidio Multi-Strategy Fund	-2.93%	3.38%	07/07/10	4.42%
Presidio Multi-Strategy Fund - 4.25% Maximum Sales Load	-7.05%	1.05%	07/07/10	4.42%
50% S&P Total Return Index, and
50% Barclays Capital Aggregate Bond Index	2.95%	10.11%	N/A	N/A

* The gross expense ratio shown is from the Fund's prospectus dated September 28, 2011.

Performance quoted above represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. An investor may obtain performance data, current to the most recent month-end, by visiting www.presidio-cap.com.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.  Average annual total returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestments of distributions.

Presidio Multi-Strategy Fund

Schedule of Investments

As of May 31, 2012
		Shares	Value (note 1)

EXCHANGE TRADED PRODUCTS - 110.20%
†	Alerian MLP ETF	1,300	$20,449
†	Energy Select Sector SPDR Fund	3,500	222,705
†	iShares Barclays 1-3 Year Treasury Bond Fund	50	4,224
†	iShares Barclays 20+ Year Treasury Bond Fund	500	63,800
	iShares Barclays 3-7 Year Treasury Bond Fund	2,746	338,719
†	iShares Barclays 7-10 Year Treasury Bond Fund	4,100	445,055
†	iShares Barclays Aggregate Bond Fund	3,300	368,148
†	iShares Dow Jones US Real Estate Index Fund	4,500	275,490
†	iShares iBoxx $ High Yield Corporate Bond Fund	6,400	561,728
†	iShares iBoxx Investment Grade Corporate Bond Fund	10,250	1,198,942
†	iShares JPMorgan USD Emerging Markets Bond Fund	1,100	121,748
†	iShares MSCI EAFE Index Fund	900	42,984
†	iShares MSCI Emerging Markets Index Fund	6,400	241,280
†	iShares Russell 2000 Index Fund	950	72,304
†	iShares Russell 2000 Value Index Fund	1,100	74,239
*†	iShares S&P GSCI Commodity Indexed Trust	100	3,023
†	iShares S&P MidCap 400 Index Fund	3,700	342,361
†	iShares S&P National Municipal Bond Fund	100	11,113
†	iShares S&P North American Natural Resources Sector Index Fund	3,700	126,392
*†	iShares Silver Trust	600	16,176
†	Market Vectors Rare Earth/Strategic Metals ETF	1,500	20,235
*†	PowerShares DB Agriculture Fund	1,100	28,688
*†	PowerShares DB US Dollar Index Bullish Fund	8,700	200,013
†	SPDR Barclays Capital Convertible Securities ETF	10,000	369,100
†	SPDR Barclays Capital High Yield Bond ETF	31,009	1,181,753
†	SPDR Barclays Capital International Treasury Bond ETF	2,000	117,280
†	SPDR S&P 500 ETF Trust	500	65,735
†	SPDR S&P MidCap 400 ETF Trust	350	59,000
*†	United States Gasoline Fund LP	500	24,410
*†	United States Natural Gas Fund LP	162	2,720
*†	United States Oil Fund LP	700	22,827
†	Vanguard MSCI Emerging Markets ETF	4,900	186,298
†	Vanguard REIT ETF	2,550	159,426
†	Vanguard Small-Cap Value ETF	4,850	316,598
†	Vanguard Total Bond Market ETF	3,250	274,658
*†	WisdomTree Dreyfus Emerging Currency Fund	1,700	33,218

	Total Exchange Traded Products (Cost $7,534,256)		7,612,839

			(Continued)

Presidio Multi-Strategy Fund

Schedule of Investments

As of May 31, 2012
		Shares	Value (note 1)

COMMON STOCKS - 2.63%

Consumer Discretionary
†	McDonald's Corp.	50	$4,467
†	NIKE, Inc. Cl. B	50	5,412
†	Omnicom Group, Inc.	50	2,384
			12,263
Consumer Staples
†	Altria Group, Inc.	50	1,609
†	Brown-Forman Corp. Cl. B	50	4,359
†	McCormick & Co., Inc.	50	2,818
†	PepsiCo., Inc.	50	3,392
†	Philip Morris International, Inc.	50	4,226
†	The Coca-Cola Co.	50	3,739
†	The Procter & Gamble Co.	50	3,115
†	Wal-Mart Stores, Inc.	100	6,582
			29,840
Energy
†	Exxon Mobil Corp.	50	3,939
			3,939
Financials
*†	Berkshire Hathaway, Inc. Cl. B	50	3,967
			3,967
Health Care
†	Abbott Laboratories	50	3,089
†	Becton Dickinson and Co.	50	3,656
†µ	GlaxoSmithKline PLC	50	2,203
†	Johnson & Johnson	100	6,241
†	Medtronic, Inc.	50	1,842
†	Merck & Co., Inc.	50	1,879
†µ	Novo Nordisk A/S	50	6,694
†	Pfizer, Inc.	250	5,488
†	Stryker Corp.	50	2,573
*†	Varian Medical Systems, Inc.	50	2,933
			36,598
Industrials
†	3M Co.	50	4,220
†	General Dynamics Corp.	50	3,202
†	United Technologies Corp.	50	3,706
			11,128

			(Continued)

Presidio Multi-Strategy Fund

Schedule of Investments

As of May 31, 2012
			Shares		Value (note 1)

COMMON STOCKS (continued)

Information Technology
*†	Adobe Systems, Inc.		200		$6,210
†	Automatic Data Processing, Inc.		50		2,607
†	Cisco Systems, Inc.		100		1,633
†	FactSet Research Systems, Inc.		50		5,271
†	Microsoft Corp.		250		7,297
†	Oracle Corp.		250		6,618
†	Paychex, Inc.		100		2,997
†	QUALCOMM, Inc.		50		2,866
					35,499
Materials
	Freeport-McMoRan Copper & Gold, Inc.		1,500		48,060
					48,060

	Total Common Stocks (Cost $175,178)				181,294

		Number of Contracts	Exercise Price	Maturity Date	Value (note 1)

PUT OPTIONS PURCHASED - 2.52%
	SPDR S&P 500 ETF Trust	200	$ 139.00	6/16/2012	$162,400
	SPDR S&P 500 ETF Trust	5	140.00	6/16/2012	4,690
	SPDR S&P 500 ETF Trust	5	145.00	6/16/2012	7,305

	Total Put Options Purchased (Cost $95,446)				174,395

CALL OPTIONS PURCHASED - 1.48%
	CBOE SPX Volatility Index	45	$ 16	6/20/2012	$46,755
	CBOE SPX Volatility Index	25	17.00	6/20/2012	20,250
	CBOE SPX Volatility Index	25	18.00	6/20/2012	17,000
	iShares Dow Jones US Real Estate Index Fund	18	61.00	6/16/2012	2,250
	iShares iBoxx $ High Yield Corporate Bond Fund	20	91.00	6/16/2012	100
	iShares MSCI EAFE Index Fund	50	54.00	6/16/2012	100
	iShares MSCI Emerging Markets Index Fund	45	43.00	6/16/2012	45
	iShares Silver Trust	25	30.00	6/16/2012	125
	PowerShares DB US Dollar Index Bullish Fund	140	22.00	6/16/2012	13,440
	SPDR Gold Trust	25	159.00	6/16/2012	1,100
	SPDR S&P 500 ETF Trust	20	138.00	6/16/2012	200
	SPDR S&P 500 ETF Trust	15	139.00	7/21/2012	1,065

	Total Call Options Purchased (Cost $144,106)				102,430
					(Continued)

Presidio Multi-Strategy Fund

Schedule of Investments

As of May 31, 2012
				Value (note 1)

SHORT-TERM INVESTMENT - 13.77%
§	Fidelity Institutional Money Market Funds - Money Market Portfolio, 0.19%			$951,015

	Total Short-Term Investment (Cost $951,015)			951,015

Total Value of Investments (Cost $8,900,002) - 130.60%				$9,021,973

Liabilities in Excess of Other Assets - (30.60)%				(2,113,925)

Net Assets - 100%				$6,908,048

*	Non-income producing investment
†	Portion of security pledged as collateral for options written
§	Represents 7 day effective yield
μ	American Depositary Receipt

	The following acronyms is used in this portfolio:
	PLC - Public Limited Company
	REIT - Real Estate Investment Trust

		Summary of Investments by Sector
		% of Net
	Sector	Assets	Value
	Exchange Traded Products	110.20%	$7,612,839
	Consumer Discretionary	0.18%	12,263
	Consumer Staples	0.43%	29,840
	Energy	0.06%	3,939
	Financials	0.06%	3,967
	Health Care	0.53%	36,598
	Industrials	0.16%	11,128
	Information Technology	0.51%	35,499
	Materials	0.70%	48,060
	Put Options Purchased	2.52%	174,395
	Call Options Purchased	1.48%	102,430
	Short-Term Investment	13.77%	951,015
	Total	130.60%	$9,021,973

				(Continued)

Presidio Multi-Strategy Fund

Schedule of Investments

As of May 31, 2012
		Number of Contracts	Exercise Price	Maturity Date	Value (note 1)

CALL OPTIONS WRITTEN (note 1)
*	CBOE SPX Volatility Index	25	$28.00	6/20/2012	$4,625
*	CBOE SPX Volatility Index	45	30.00	6/20/2012	7,650
*	CBOE SPX Volatility Index	25	32.50	6/20/2012	3,000
*	SPDR S&P 500 ETF Trust	200	139.00	6/16/2012	1,200
*	SPDR S&P 500 ETF Trust	5	140.00	6/16/2012	20
*	SPDR S&P 500 ETF Trust	20	144.00	6/16/2012	20
*	SPDR S&P 500 ETF Trust	5	145.00	6/16/2012	10

Total (Premiums Received $111,247)					16,525

PUT OPTIONS WRITTEN (note 1)
*	iShares Barclays 7-10 Year Treasury Bond Fund	10	105.00	6/16/2012	75
*	iShares Dow Jones US Real Estate Index Fund	18	61.00	6/16/2012	1,854
*	iShares iBoxx $ High Yield Corporate Bond Fund	10	85.00	6/16/2012	350
*	iShares iBoxx $ High Yield Corporate Bond Fund	5	88.00	6/16/2012	500
*	iShares iBoxx $ High Yield Corporate Bond Fund	5	90.00	6/16/2012	1,050
*	iShares iBoxx $ High Yield Corporate Bond Fund	40	91.00	6/16/2012	15,200
*	iShares iBoxx Invest Grade Corporate Bond Fund	20	115.00	6/16/2012	400
*	iShares MSCI EAFE Index Fund	50	54.00	6/16/2012	31,750
*	iShares MSCI Emerging Markets Index Fund	20	43.00	6/16/2012	10,750
*	iShares Silver Trust	25	30.00	6/16/2012	7,700
*	PowerShares DB US Dollar Index Bullish Fund	140	22.00	6/16/2012	140
*	SPDR Barclays Capital High Yield Bond ETF	5	36.74	6/16/2012	75
*	SPDR Barclays Capital High Yield Bond ETF	10	37.74	6/16/2012	400
*	SPDR Gold Trust	25	159.00	6/16/2012	18,000
*	SPDR S&P 500 ETF Trust	20	132.00	6/16/2012	5,760
*	SPDR S&P 500 ETF Trust	15	139.00	7/21/2012	12,930

Total (Premiums Received $69,950)					106,934

SECURITIES SOLD SHORT

EXCHANGE TRADED PRODUCTS
	iShares Barclays 1-3 Year Treasury Bond Fund	3,009			254,200
	iShares Barclays 20+ Year Treasury Bond Fund	1,000			127,600
	iShares Barclays 3-7 Year Treasury Bond Fund	3,150			388,552
	iShares Barclays 7-10 Year Treasury Bond Fund	7,242			786,119
	iShares Russell 2000 Index Fund	1,700			129,387
	iShares S&P 500 Index Fund/US	1,050			138,443
	SPDR Dow Jones Industrial Average ETF Trust	600			74,220
	SPDR S&P 500 ETF Trust	1,500			197,205

Total (Premiums Received $1,973,543)					$2,095,726
See Notes to Financial Statements

Presidio Multi-Strategy Fund

Statement of Assets and Liabilities

As of May 31, 2012

Assets:
Investments in securities, at fair value (cost $8,900,002)	$9,021,973
Cash	79,759
Receivables:
Capital shares sold	78,142
Dividends and interest	306
Prepaid expenses	65,107

Total assets	9,245,287

Liabilities:
Call Options written, at fair value (premiums received $111,247)	16,525
Put Options written, at fair value (premiums received $69,950)	106,934
Securities sold short, at fair value (proceeds received $1,973,543)	2,095,726
Payables:
Investment securities purchased	107,512
Accrued expenses
Administration fees	2,819
Advisory fees	5,637
Other expenses	2,086

Total liabilities	2,337,239

Net Assets	$6,908,048

Net Assets Consist of:
Capital	$7,017,876
Distributable Income:
Net investment income	10,045
Net realized loss on investments	(177,400)
Net unrealized appreciation on investments	57,527

Total Net Assets	$6,908,048
Shares Outstanding, no par value (unlimited authorized shares)	680,659
Net Asset Value and Redemption Price Per Share	$10.15

Maximum Offering Price Per Share ($10.15 ÷ 95.75%)	$10.60

See Notes to Financial Statements

Presidio Multi-Strategy Fund

Statement of Operations

For the fiscal year ended May 31, 2012

Investment Income:
Interest	$782
Dividends	226,404

Total Investment Income	227,186

Expenses:
Advisory fees (note 2)	59,315
Administration fees (note 2)	29,658
Distribution and service fees (note 3)	14,829

Total Expenses	103,802

Net Investment Income	123,384

Realized and Unrealized Gain (Loss) from Investments

Net realized gain (loss) from investment transactions:
Investments	(277,821)
Options Written	473,819
Options Purchased	(455,587)

Change in unrealized appreciation (depreciation) on investments
Investments	(109,601)
Options Written	3,386
Options Purchased	51,661

Realized and Unrealized Loss on Investments	(314,143)

Net Decrease in Net Assets Resulting from Operations	$(190,759)

See Notes to Financial Statements

Presidio Multi-Strategy Fund

Statements of Changes in Net Assets

For the fiscal year ended May 31,	2012	2011(a)

Operations:
Net investment income	$123,384	$37,947
Net realized (loss) gain from investment transactions	(259,589)	171,368
Change in unrealized appreciation (depreciation) on investments	(54,554)	112,081

Net (Decrease) Increase in Net Assets Resulting from Operations	(190,759)	321,396

Distributions to Shareholders: (note 6)
Net investment income	(130,095)	(21,191)
Net realized gain from investment transactions	(95)	(89,084)

Decrease in Net Assets Resulting from Distributions	(130,190)	(110,275)

Capital Share Transactions:
Shares sold	$3,090,462	$4,756,624
Reinvested dividends and distributions	113,770	109,771
Shares redeemed	(619,487)	(433,264)

Increase from Capital Share Transactions	2,584,745	4,433,131

Net Increase in Net Assets	2,263,796	4,644,252

Net Assets:
Beginning of year	4,644,252	-
End of year	$6,908,048	$4,644,252

Undistributed Net Investment Income	$10,045	$-

Share Information:
Shares Sold	293,900	466,153
Reinvested distributions	11,121	10,839
Shares redeemed	(59,194)	(42,160)
Net Increase in Capital Shares	245,827	434,832
Shares Outstanding, Beginning of Year	434,832	-
Shares Outstanding, End of Year	680,659	434,832

(a)	For the period from July 7, 2010 (Date of Initial Public Investment) to May 31, 2011

See Notes to Financial Statements

Presidio Multi-Strategy Fund

Financial Highlights

For a share outstanding during the
fiscal years ended May 31,	2012	2011(a)

Net Asset Value, Beginning of Year	$10.68	$10.00

Income (Loss) from Investment Operations
Net investment income (h)	0.19	0.09
Net realized and unrealized gain (loss) on securities	(0.50)	0.87

Total from Investment Operations	(0.31)	0.96

Less Distributions:
Dividends (from net investment income)	(0.22)	(0.05)
Distributions (from capital gains)	0.00 (i)	(0.23)

Total Distributions	(0.22)	(0.28)

Net Asset Value, End of Year	$10.15	$10.68

Total Return (d)(e)	(2.93)%	9.74%

Net Assets, End of Period (in thousands)	$6,908	$4,644

Average Net Assets for the Period (in thousands)	$5,938	$3,405

Ratios of:
Gross Expenses to Average Net Assets (f)(g)	1.74%	1.74%	(b)
Net Expenses to Average Net Assets (f)	1.74%	1.74%	(b)
Net Investment Income to Average Net Assets (h)	2.07%	1.24%	(b)

Portfolio turnover rate	4.90%	51.01%	(c)

(a)	For the period from July 7, 2010 (Date of Initial Public Investment) to May 31, 2011.
(b) Annualized.
(c) Not annualized.
(d) Total return does not reflect sales charge, if any.
(e)	Includes adjustments in accordance with accounting principles generally accepted in the United States and, consequently, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(f)	The expense ratios listed reflect total expenses prior to any waivers and reimbursements (gross expense ratio)
and after any waivers and reimbursements (net expense ratio).
(g)	Does not include expenses of the investment companies in which the Fund invests.
(h)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.
(i) Actual amount is less than $0.01 per share

See Notes to Financial Statements

Presidio Multi-Strategy Fund

Notes to Financial Statements

1.	Organization and Significant Accounting Policies

The Presidio Multi-Strategy Fund (“Fund”) is a series of the Starboard Investment Trust (“Trust”). The Trust is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.  The Fund is a separate diversified series of the Trust.  The investment objective of the Fund is to seek capital appreciation without regard to current income.

The Fund’s investment advisor, Presidio Capital Investments, LLC (the “Advisor”), seeks to achieve the Fund’s investment objective by investing in a globally diversified portfolio of (i) domestic and foreign equity securities, (ii) domestic and foreign government and corporate debt securities, including Exchange Traded Notes (“ETNs”) and “junk bonds” and (iii) options and futures on currencies and commodities. The Fund may invest in these securities directly or indirectly through investments in other investment companies including Exchange Traded Funds (“ETFs”). The Fund’s investment policy may be changed without shareholder approval upon prior written notice to shareholders.

The Advisor’s methodology is based upon analysis that seeks to measure the risk and volatility of asset classes, macroeconomic factors of relative valuations between asset classes, world economies, economic sectors, and individual securities within those asset classes and industry sectors relative to the potential and expected return of those asset classes and individual securities within asset classes over comparable time periods. The Fund’s portfolio is constructed using a multi-faceted analysis designed to contribute to and balance the level of risk and return of the Fund’s portfolio.

The following accounting policies have been consistently followed by the Fund and are in conformity with accounting principles generally accepted in the United States of America in the investment company industry.

Investment Valuation
The Fund’s investments in securities are carried at fair value. Investments in funds within the Presidio Multi-Strategy Fund are valued based on the net asset values as reported by the underlying funds Securities listed on an exchange or quoted on a national market system are valued at the last sales price as of 4:00 p.m. Eastern Time. Securities traded in the NASDAQ over-the-counter market are generally valued at the NASDAQ Official Closing Price. Other securities traded in the over-the-counter market and listed securities for which no sale was reported on that date are valued at the most recent bid price. Securities and assets for which representative market quotations are not readily available (e.g., if the exchange on which the portfolio security is principally traded closes early or if trading of the particular portfolio security is halted during the day and does not resume prior to the Fund’s net asset value calculation) or which cannot be accurately valued using the Fund’s normal pricing procedures are valued at fair value as determined in good faith under policies approved by the Trustees.  A portfolio security’s “fair value” price may differ from the price next available for that portfolio security using the Fund’s normal pricing procedures.  Instruments with maturities of 60 days or less are valued at amortized cost, which approximates market value.

Option Valuation
Exchange-listed options are valued at their last quoted sales price as reported on their primary exchange as of 4:00 p.m. Eastern Time (the “Valuation Time”).  For purposes of determining the primary exchange for each exchange-traded portfolio option the following shall apply: (i) if the option is traded on the Chicago Board Options Exchange (“CBOE”), the CBOE shall be considered the primary exchange for such option, unless the Advisor instructs the Administrator in writing to use a different exchange as the primary exchange for such option; and (ii) if the option does not trade on the CBOE, the Advisor shall instruct the Administrator in writing as to the primary exchange for such option.  Unlisted options for which market quotations are readily available are valued at the last quoted sales price at the Valuation Time.  If an option is not traded on the valuation date, the option shall be priced at the mean of the last quoted bid and ask prices as of the Valuation Time.  An option may be valued using Fair Valuation when (i) the option does not trade on the valuation date; and (ii) reliable last quoted bid and ask prices as of the Valuation Time are not readily available.

Option Writing
When the Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current fair value of the option written.  Premiums received from writing options that expire unexercised are treated by the Fund on the expiration date as realized gains from investments.  The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain or loss (depending on if the premium is less than the amount paid for the closing purchase

(Continued)

Presidio Multi-Strategy Fund

Notes to Financial Statements

transaction).  If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security or currency in determining whether the Fund have realized a gain or loss.  If a put option is exercised, the premium reduces the cost basis of the securities purchased by the Fund.  The Fund, as the writer of an option, bears the market risk of an unfavorable change in the price of the security underlying the written option.

Fair Value Measurement
The Fund has adopted ASC Topic 820, Fair Value Measurements.  ASC Topic 820 defines fair value, establishes a frame work for measuring fair value and expands disclosure about fair value measurements.  Various inputs are used in determining the value of the Fund's investments.  These inputs are summarized in the three broad levels listed below:

Level 1: Unadjusted quoted prices in active markets for identical securities
Level 2: other significant observable inputs (including quoted prices for similar securities, interest rates, credit risk, etc.)
Level 3: significant unobservable inputs (including the Fund’s own assumptions in determining fair value of investments)

The Fund has adopted FASB guidance updating ASC Topic 820 titled, “Determining Fair Value When the Volume and Level of Activity for the Asset or Liability have Significantly Decreased and Identifying Transactions that are not Orderly” which provides guidance on determining when there has been a significant decrease in the volume and level of activity for an asset or liability, when a transaction that is not orderly, and how that information must be incorporated into fair value measurement.  The guidance emphasizes that even if there has been a significant decrease in volume and level of activity for an asset or liability and regardless of the valuation techniques used, the objective of a fair value measurement remains the same.

An Investment asset’s or liability’s level within the fair value hierarchy is based on the lowest level input, individually or in aggregate, that is significant to fair value measurement.

The valuation techniques used by the Fund to measure fair value during the fiscal year ended May 31, 2012 maximized the use of observable inputs and minimized the use of unobservable inputs.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.  The following is a summary of the inputs used in valuing the Fund's assets:

Investments in Securities	Total	Level 1	Level 2	Level 3
Assets
Exchange Traded Products	$7,612,839	$7,612,839	$-	$-
Common Stocks	181,294	181,294	-	-
Put Options Purchased	174,395	174,395	-	-
Call Options Purchased	102,430	102,430	-	-
Short-Term Investment	951,015	951,015	-	-
Total Assets	$9,021,973	$9,021,973	$-	$-

Liabilities
Call Options Written	$16,525	$16,525	$-	$-
Put Options Written	106,934	106,934	-	-
Securities Sold Short	2,095,726	2,095,726	-	-
Total LIabilities	$2,219,185	$2,219,185	$-	$-

(Continued)

Derivative Financial Instruments
The Fund may invest in derivative financial instruments (derivatives) in order to manage risk or gain exposure to various other investments or markets.  Derivatives may contain various risks including the potential inability of the counterparty to fulfill their obligations under the terms of the contract, the potential for an illiquid secondary market, and the potential for market movements which may expose the Fund to gains or losses in excess of the amounts shown on the Statement of Assets and Liabilities.

Derivatives are marked to market daily based upon quotations from market makers or the Fund’s independent pricing services and the Fund’s net benefit or obligation under the contract, as measured by the fair market value of the contract, is included in net assets on the Statements of Assets and Liabilities.  Realized gain and loss and unrealized appreciation and depreciation on these contracts for the period are included in the Statement of Operations.

The following table set forth the effect of the option contracts on the Statement of Assets and Liabilities for the fiscal year ended May 31, 2012:

Derivative Type	Location	Fair Value
Equity Contracts – purchased options	Investments, at value	$276,825
Equity Contracts – written options	Options written, at value	123,459

The following table sets forth the effect of the option contracts on the Statement of Operations for the fiscal year ended May 31, 2012:

Derivative Type	Location	Gains (Losses)
Equity Contracts – purchased options	Net realized gain (loss) from investment transactions	$(455,587)
Equity Contracts – written options	Net realized gain (loss) from investment transactions	473,819
Equity Contracts – purchased options	Change in unrealized appreciation (depreciation) on investments	51,661
Equity Contracts – written options	Change in unrealized appreciation (depreciation) on investments	3,386

From the above mentioned losses, no component was excluded from assessment of hedge and no amount of hedge was treated as ineffective.  See Derivative Financial Instruments and Option Writing under Note 1 for additional information on the Fund’s purposes for entering into derivative contracts and associated risks.

Foreign Currency Translation
Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation.  Purchases and sales of securities and income items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held.  Such changes are included in net realized and unrealized gain or loss from investments.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes, and the U.S. dollar equivalent of the amounts actually received or paid.  Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

Investment Transactions and Investment Income
Investment transactions are accounted for as of the date purchased or sold (trade date).  Dividend income is recorded on the ex-dividend date.  Certain dividends from foreign securities will be recorded as soon as the Fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date.  Interest income is recorded on the accrual basis and includes amortization of discounts and premiums.  Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes.

(Continued)

Presidio Multi-Strategy Fund

Notes to Financial Statements

Expenses
The Fund bears expenses incurred specifically on its behalf as well as a portion of general expenses, which are allocated according to methods reviewed annually by the Trustees.

Dividend Distributions
The Fund may declare and distribute dividends from net investment income (if any) quarterly.  Distributions from capital gains (if any) are generally declared and distributed annually.  Dividends and distributions to shareholders are recorded on ex-date.

Estimates
The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in the net assets from operations during the reported period.  Actual results could differ from those estimates.

Federal Income Taxes
No provision for income taxes is included in the accompanying financial statements, as the Fund intends to distribute to shareholders all taxable investment income and realized gains and otherwise comply with Subchapter M of the Internal Revenue Code applicable to regulated investment companies.

2.	Transactions with Affiliates & Service Providers

Advisor
As full compensation for the investment advisory services provided to the Fund, the Advisor receives a monthly fee based on the Fund’s average daily net assets.  The Advisor shall receive an investment advisory fee equal to an annualized rate of 1.00% of the average daily net assets of the Fund.  The fee paid to the Advisor is calculated by multiplying the average daily net assets of the Fund by the highest applicable annual rate.   In accordance with these terms, the Fund paid $59,315 in advisory fees for the fiscal year ended May 31, 2012.

Administrator
The Nottingham Company (“Administrator”) assists the Trust in the performance of its administrative responsibilities to the Fund, coordinates and pays for the services of each vendor and the operating expense to the Fund, and provides the Fund with certain administrative, fund accounting, and compliance services.  As part of its services and consolidated fee arrangement, the Administrator receives compensation based on the Fund’s average daily net assets.  The annual rate is 0.500% if the average daily net assets are under $51 million and gradually decreases to an annual rate of 0.078% if the average daily net assets are $1,095,000,000 or more.  The fee paid to the Administrator is calculated by multiplying the average daily net assets of the Fund by the highest applicable annual rate.  The Advisor has entered into an Operating Plan with the Fund’s administrator under which it has agreed to assume certain fees of the administrator to the extent such fees exceed the maximum of 1.75% of the average daily net assets of the Fund to be paid by the Fund to the administrator under its consolidated fee arrangement.  The Advisor cannot recoup from the Fund any amounts paid by the Advisor to the Administrator under the Operating Plan.

The fee paid to the Administrator is calculated by multiplying the average daily net assets of the Fund by the highest applicable annual rate.  The Administrator pays all expenses not assumed by the Advisor, including, without limitation: the fees and expenses of its independent accountants and of its legal counsel; the costs of printing and mailing to shareholders annual and semi-annual reports, proxy statements, prospectuses, statements of additional information and supplements thereto; the costs of printing registration statements; bank transaction charges and custodian’s fees; any proxy solicitors’ fees

(Continued)

Presidio Multi-Strategy Fund

Notes to Financial Statements

and expenses; filing fees; any federal, state or local income or other taxes; any interest; any membership fees of the Investment Company Institute and similar organizations; fidelity bond and Trustees’ liability insurance premiums. The Fund paid $29,658 in administration fees for the fiscal year ended May 31, 2012.

Compliance Services
Nottingham Compliance Services, LLC (“NCS”), a fully owned affiliate of the Administrator, provides services which assist the Trust’s Chief Compliance Officer in monitoring and testing the policies and procedures of the Trust in conjunction with requirements under Rule 38a-1 of the 1940 Act.  NCS is entitled to receive compensation from the Administrator pursuant to the Administrator’s fee arrangements with the Fund.

Transfer Agent
Nottingham Shareholder Services, LLC (“Transfer Agent”) serves as transfer, dividend paying, and shareholder servicing agent for the Fund.  For its services, the Transfer Agent is entitled to receive compensation from the Administrator pursuant to the Administrator’s fee arrangements with the Fund.

Distributor
Capital Investment Group, Inc. (the “Distributor”) serves as the Fund’s principal underwriter and distributor.  For its services, the Distributor is entitled to receive compensation from the Administrator pursuant to the Administrator’s fee arrangements with the Fund.

Certain Trustees and officers of the Trust may also be officers of the Advisor, the Distributor, the Administrator, or NCS.

Because the underlying funds have varied expense and fee levels and the Fund may own different proportions of underlying funds at different times, the amount of fees and expense incurred indirectly by the Fund will vary.

3.	Distribution and Service Fees

The Trustees, including a majority of the Trustees who are not “interested persons” of the Trust as defined in the 1940 Act and who have no direct or indirect financial interest in such plan or in any agreement related to such plan, adopted a distribution plan pursuant to Rule 12b-1 of the 1940 Act (the “Plan”).  The 1940 Act regulates the manner in which a regulated investment company may assume expenses of distributing and promoting the sales of its shares and servicing of its shareholder accounts.  The Plan provides that the Fund may incur certain expenses, which may not exceed 0.25% per annum of the Fund’s average daily net assets for each year elapsed subsequent to adoption of the Plan, for payment to the Distributor and others for items such as advertising expenses, selling expenses, commissions, travel or other expenses reasonably intended to result in sales of shares of the Fund or support servicing of shareholder accounts.  For the fiscal year ended May 31, 2012, $14,829 in fees were incurred by the distributor.

4.	Purchases and Sales of Investment Securities

For the fiscal year ended May 31, 2012, the aggregate cost of purchases and proceeds from sales of investment securities (excluding short-term securities) were as follows:

Fiscal Year Ended	Purchases of Securities	Proceeds from Sales of Securities
May 31, 2012	$8,492,228	$6,189,361

There were no long-term purchases or sales of U.S Government Obligations during the fiscal year ended May 31, 2012.

(Continued)

Presidio Multi-Strategy Fund

Notes to Financial Statements

5.	Option Writing

Option Contracts Written for the fiscal year ended May 31, 2012	Number of Contracts	Premiums Received
Options Outstanding, Beginning of Year	768	$ 145,213
Options written	4,582	955,729
Options closed	(2,358)	(567,386)
Options exercised	-	-
Options expired	(2,249)	(352,358)
Options Outstanding, End of Year	743	$ 181,198

6.	Federal Income Tax

Distributions are determined in accordance with Federal income tax regulations, which differ from generally accepted accounting principles, and, therefore, may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes.  Financial reporting records are adjusted for permanent book/tax differences to reflect tax character but are not adjusted for temporary differences. For the fiscal year ended May 31, 2012, there were no differences between the book and the tax treatment of the distributions.

Management has analyzed the Fund’s tax positions for all open tax years (current and prior three tax years, is applicable) and determined that the implementation of ASC Topic 740 “Accounting for Uncertainty in Income Taxes” had no impact on the Fund’s net assets or results of operations.  As of and during the fiscal year ended May 31, 2012, the Fund does not have a liability for uncertain tax positions.  The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the statement of operations.  During the period, the Fund did not incur any interest or penalties.

On May 31, 2012, the tax-basis cost of investments and components of distributable earnings were as follows:

Cost of Investments	$6,783,267

Unrealized Appreciation	$534,874
Unrealized Depreciation	(515,353)
Net Unrealized Appreciation	19,521
Undistributed Ordinary Income	154,332
Undistributed Long-term Capital Gain	1,407
Other Book/Tax Differences	(284,265)

Distributable Earnings	$ (109,005)

7.	Commitments and Contingencies

Under the Trust’s organizational documents, its officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund.  In addition, in the normal course of business, the Trust entered into contracts with its service providers, on behalf of the Fund, and others that provide for general indemnifications.  The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund.  The Fund expects risk of loss to be remote.

(Continued)

Presidio Multi-Strategy Fund

Notes to Financial Statements

8.	Financial Instruments with Off-Balance Sheet Risk or Concentrations of Credit Risk

Leverage
The Fund intends to utilize leverage, including the use of borrowed funds, in equity trading and may use leverage as well in certain types of options, such as puts, calls, and warrants.  While such strategies and techniques increase the opportunity to achieve higher returns on amounts invested, they also substantially increase the risk of loss.

Securities sold short represent obligations of the Fund to deliver the specified security at the contracted price and, thereby, create a liability to repurchase the security in the market at prevailing prices.  Accordingly, these transactions result in off-balance sheet risk as the Fund’s satisfaction of the obligations may exceed the amount recognized in the statement of financial condition.  As of May 31, 2012, there were $2,095,726 of securities sold short by the Fund.

9.	New Accounting Pronouncements

In May 2011, the FASB issued ASU No. 2011-04 “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements.”  ASU No. 2011-04 amends FASB ASC Topic 820, Fair Value Measurements and Disclosures, to establish common requirements for measuring fair value and for disclosing information about fair value measurements in accordance with GAAP and International Financial Reporting Standards (“IFRS”).  ASU No. 2011-04 is effective for fiscal years beginning after December 15, 2011 and for interim periods within those fiscal years.

10.	Subsequent Events

In accordance with the adoption of ASC Topic 855, Subsequent Events, and in preparing these financial statements, the Fund has evaluated the need for disclosures and/or adjustments resulting from subsequent events through the date of issuance of these financial statements.  This evaluation did not result in any subsequent events that necessitated disclosures and/or adjustments.

(Continued)

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders, Trustees and
Audit Committee of Presidio Multi-Strategy Fund

We have audited the accompanying statement of assets and liabilities of the Presidio Multi-Strategy Fund (the “Fund”, one of the series constituting the Starboard Investment Trust), including the schedule of investments as of May 31, 2012, and the related statements of operations for the year then ended, the statements of changes in net assets and the financial highlights for the year then ended and the period from July 7, 2010 (Date of Initial Public Investments) to May 31, 2011.  These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of the securities owned as of May 31, 2012, by correspondence with the custodian and brokers.  We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Presidio Multi-Strategy Fund as of May 31, 2012, and the results of its operations for the year then ended, the changes in net assets and the financial highlights for the year then ended and the period from July 7, 2010 (Date of Initial Public Investments) to May 31, 2011 in conformity with accounting principles generally accepted in the United States of America.

Chicago, Illinois

July 23, 2012

Presidio Multi-Strategy Fund

Additional Information
(Unaudited)

1.	Proxy Voting Policies and Voting Record

A copy of the Trust’s Proxy Voting and Disclosure Policy and the Advisor’s Disclosure Policy are included as Appendix B to the Fund’s Statement of Additional Information and are available, without charge, upon request, by calling 1-800-773-3863, and on the website of the Security and Exchange Commission (“SEC”) at http://www.sec.gov.  Information regarding how the Fund voted proxies relating to portfolio securities during the most recent period ended June 30, is available (1) without charge, upon request, by calling the Fund at the number above and (2) on the SEC’s website at http://www.sec.gov.

2.	Quarterly Portfolio Holdings

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q.  The Fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov.  You may review and make copies at the SEC’s Public Reference Room in Washington, D.C.  Information on the operation of the Public Reference Room may be obtained by calling the SEC at 202-942-8090. You may also obtain copies without charge, upon request, by calling the Fund toll-free at 1-800-773-3863.

3.	Tax Information

We are required to advise you within 60 days of the Fund’s fiscal year-end regarding the federal tax status of certain distributions received by shareholders during each fiscal year.  The following information is provided for the Fund’s fiscal year ended May 31, 2012.

During the fiscal year, the Fund paid a long-term capital gain distribution of $95.

Individual shareholders are eligible for reduced tax rates on qualified dividend income.  For the purposes of computing the dividends eligible for reduced tax rates, all of the dividends paid by the funds from ordinary income earned during the fiscal year are considered qualified dividend income.

Corporate shareholders may exclude up to 70% of qualifying dividends.  For the purposes of computing this exclusion, all of the dividends paid by the fund from ordinary income earned during the fiscal year represent qualifying dividends.

Dividend and distributions received by retirement plans such as IRAs, Keogh-type plans and 403(b) plans need not be reported as taxable income.  However, many retirement plans may need this information for their annual information meeting.

4.	Schedule of Shareholder Expenses

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments and (2) ongoing costs, including investment advisory fees; distribution (12b-1) fees; and other Fund expenses.  This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses – The first line of the table below provides information about the actual account values and actual expenses.  You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period.  Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes – The last line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return.  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.  You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

(Continued)

Presidio Multi-Strategy Fund

Additional Information
(Unaudited)

Presidio Multi-Strategy Fund	Beginning Account Value December 1, 2011	Ending Account Value May 31, 2012	Expenses Paid During Period*
Actual Hypothetical (5% annual return before expenses)
	$1,000.00	$ 987.40	$8.67
	$1,000.00	$1,016.34	$8.80
Expenses are equal to the average account value over the period multiplied by the Fund’s annualized expense ratio, multiplied by the number of days in the most recent period divided by the number of days in the fiscal year (to reflect the initial period).

5.	Approval of Advisory Agreement

The Advisor supervises the investments of the Fund pursuant to an Investment Advisory Agreement.  At a meeting of the Fund’s Board of Trustees on January 26, 2012, the Trustees unanimously approved the renewal of the Investment Advisory Agreement for another year.  In considering whether to approve the renewal of the Investment Advisory Agreement, the Trustees reviewed and considered the information they deemed reasonably necessary, including the following material factors: (i) the nature, extent, and quality of the services provided by the Advisor; (ii) the investment performance of the Fund and the Advisor; (iii) the costs of the services provided and profits realized by the Advisor and its affiliates from the relationship with the Fund; (iv) the extent to which economies of scale would be realized as the Fund grows and whether advisory fee levels reflect those economies of scale for the benefit of the Fund’s investors; (v) the Advisor’s practices regarding brokerage and portfolio transactions; and (vi) the Advisor’s practices regarding possible conflicts of interest.

At the meeting, the Trustees reviewed various informational materials including, without limitation, the Investment Advisory Agreement for the Fund; a memorandum from the Advisor to the Trustees containing information about the Advisor, its business, its finances, its personnel, its services to the Fund, and comparative expense information for other mutual funds with a strategy similar to the Fund; and a memorandum from the Fund’s legal counsel that summarized the fiduciary duties and responsibilities of the Board of Trustees in reviewing and approving the Investment Advisory Agreement, including the types of information and factors that should be considered in order to make an informed decision.

In considering the nature, extent, and quality of the services provided by the Advisor, the Trustees reviewed the responsibilities of the Advisor under the Investment Advisory Agreement.  The Trustees reviewed the services being provided by the Advisor to the Fund including, without limitation, the quality of its investment advisory services since the Fund’s inception (including research and recommendations with respect to portfolio securities); its procedures for formulating investment recommendations and assuring compliance with the Fund’s investment objectives and limitations; its coordination of services for the Fund among the Fund’s service providers; and its efforts to promote the Fund, grow the Fund’s assets, and assist in the distribution of Fund shares.  The Trustees noted that the Advisor utilizes a broad range of asset classes and strategies to construct a globally diversified, risk-balanced portfolio based on multiple investment strategies, including shorting and option strategies.  The Trustees further noted that the principal executive and financial officer of the Fund was a principal of the Advisor and serves the Trust without additional compensation from the Fund.  After reviewing the foregoing information and further information in the memorandum from the Advisor (e.g., descriptions of the Advisor’s business, the Advisor’s compliance program, and the Advisor’s Form ADV), the Board of Trustees concluded that the nature, extent, and quality of the services provided by the Advisor were satisfactory and adequate for the Fund.

In considering the investment performance of the Fund and the Advisor, the Trustees compared the performance of the Fund with the performance of its benchmark index, comparable funds with similar objectives managed by other investment advisors, and applicable peer group data (e.g., Bloomberg peer group average).  The Trustees noted that the return for the one-year period ended December 31, 2011 was 2.04%, which outperformed the returns of most of the comparable funds and the peer group average, but lagged the benchmark index.  The Trustees also considered the consistency of the Advisor’s

(Continued)

Presidio Multi-Strategy Fund

Additional Information
(Unaudited)

management of the Fund with its investment objective and policies.  After reviewing the short and long-term investment performance of the Fund, the Advisor’s experience managing the Fund, the Advisor’s historical investment performance, and other factors, the Board of Trustees concluded that the investment performance of the Fund and the Advisor was satisfactory.

In considering the costs of the services provided and profits realized by the Advisor and its affiliates from the relationship with the Fund, the Trustees reviewed the Advisor’s staffing, personnel, and methods of operating; the education and experience of the Advisor’s personnel; the Advisor’s compliance program; the financial condition of the Advisor; the level of commitment to the Fund and the Advisor by the principals of the Advisor; the asset level of the Fund; and the overall expenses of the Fund, including certain prior fee waivers and reimbursements by the Advisor; and the nature and frequency of advisory fee payments.  The Trustees reviewed the financial statements for the Advisor and discussed the financial stability and profitability of the firm.  The Trustees noted that the Advisor either makes payments to the Administrator or directly pays for certain expenses of the Fund under an Operating Plan in order to help limit the Fund’s annual operating expenses.  The Trustees further noted that the Advisor was willing to enter a collateral agreement under certain conditions to provide added assurance that the Advisor’s obligations under the Investment Advisory Agreement and Operating Plan would be met.  The Trustees also considered potential benefits for the Advisor in managing the Fund, including promotion of the Advisor’s name, the ability for the Advisor to place small accounts into the Fund, and the potential for the Advisor to generate soft dollars from Fund trades that may benefit the Advisor as well. The Trustees then compared the fees and expenses of the Fund (including the management fee) to other funds comparable in terms of the type of fund, the nature of its investment strategy, and its style of investment management, among other factors.  The Trustees determined that the Fund’s management fee was lower than the comparable funds, but higher than the peer group average.  The Trustees also determined that the net expense ratio was higher than those of some of the comparable funds and lower than others, and higher than the peer group average.  The Trustees noted that the Fund was much smaller than the peer group average.  Following this comparison and upon further consideration and discussion of the foregoing, the Board of Trustees concluded that the fees paid to the Advisor by the Fund were fair and reasonable in relation to the nature and quality of the services provided by the Advisor and that they reflected charges that were within a range of what could have been negotiated at arm’s length.

In considering the extent to which economies of scale would be realized as the Fund grows and whether advisory fee levels reflect those economies of scale for the benefit of the Fund’s investors, the Trustees considered that the Fund’s fee arrangements with the Advisor.  The Trustees noted that although the maximum management fee under the Investment Advisory Agreement would stay the same regardless of the Fund’s asset levels, the Advisor had agreed to make payments to the Administrator at lower asset levels in order to help limit the Fund’s expenses.  The Trustees pointed out that the Fund would benefit from economies of scale under agreements with service providers other than the Advisor.  In particular, it was noted that the Fund’s agreement with the Administrator would determine the Fund’s gross expenses and that this agreement utilized breakpoints in its fee schedule that allowed the Fund’s shareholders to benefit from economies of scale. Following further discussion of the Fund’s asset level, expectations for growth, and fee levels, the Board of Trustees determined that the Fund’s fee arrangements with the Advisor were fair and reasonable in relation to the nature and quality of the services provided by the Advisor.

In considering the Advisor’s practices regarding brokerage and portfolio transactions, the Trustees reviewed the Advisor’s standards, and performance in utilizing those standards, for seeking best execution for Fund portfolio transactions.  The Trustees also considered the portfolio turnover rate for the Fund; the process by which evaluations are made of the overall reasonableness of commissions paid; the method and basis for selecting and evaluating the broker-dealers used; any allocation of portfolio business to persons affiliated with the Advisor; and the extent to which the Fund allocates portfolio business to broker-dealers who provide research, statistical, or other services (soft dollars).  The Trustees noted, among other things, that the Fund rarely trades blocks of shares which require special handling and that the average commission rate for the Fund was under $0.02 per share.  After further review and discussion, the Board of Trustees determined that the Advisor’s practices regarding brokerage and portfolio transactions were satisfactory.
(Continued)

Presidio Multi-Strategy Fund

Additional Information
(Unaudited)

In considering the Advisor’s practices regarding conflicts of interest, the Trustees evaluated the potential for conflicts of interest and considered such matters as the experience and ability of the advisory personnel assigned to the Fund; the method for bunching of portfolio securities transactions should the Advisor add new accounts; and the substance and administration of the Advisor’s code of ethics.  Following further consideration and discussion, the Board of Trustees indicated that the Advisor’s standards and practices relating to the identification and mitigation of possible conflicts of interests were satisfactory.

Based upon all of the foregoing considerations, the Board of Trustees, including a majority of the Independent Trustees, approved the renewal of the Investment Advisory Agreement for the Fund.

6.	Information about Trustees and Officers

The business and affairs of the Fund and the Trust are managed under the direction of the Board of Trustees of the Trust.  Information concerning the Trustees and officers of the Trust and Fund is set forth below.  Generally, each Trustee and officer serves an indefinite term or until certain circumstances such as their resignation, death, or otherwise as specified in the Trust’s organizational documents. Any Trustee may be removed at a meeting of shareholders by a vote meeting the requirements of the Trust’s organizational documents. The Statement of Additional Information of the Fund includes additional information about the Trustees and officers and is available, without charge, upon request by calling the Fund toll-free at 1-800-773-3863.  The address of each Trustee and officer, unless otherwise indicated below, is 116 South Franklin Street, Rocky Mount, North Carolina 27804.  The Independent Trustees each received aggregate compensation of $2,000.00 during the fiscal year ended May 31, 2012 from the Fund for their services to the Fund and Trust.

Name, Age and Address	Position held with Funds or Trust	Length of Time Served	Principal Occupation During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years
Independent Trustees
Jack E. Brinson Age: 80	Trustee	Since 7/09	Retired; previously, President of Brinson Investment Co. (personal investments) and President of Brinson Chevrolet, Inc. (auto dealership).	10
Independent Trustee of the following: DGHM Investment Trust for the two series of that trust; Gardner Lewis Investment Trust for the two series of that trust; Giordano Investment Trust for the one series of that trust; Hillman Capital Management Investment Trust for the two series of that trust; Brown Capital Management Mutual Funds for the three series of the trust; and Tilson Investment Trust for the two series of that trust; (all registered investment companies); previously, Independent Trustee of New Providence Investment Trust for its one series from inception until 2011 (all registered investment companies).

Michael G. Mosley Age: 59	Trustee	Since 7/10	Owner of Commercial Realty Services (real estate) since 2004.	10	None

(Continued)

Presidio Multi-Strategy Fund

Additional Information
(Unaudited)

Name, Age and Address	Position held with Funds or Trust	Length of Time Served	Principal Occupation During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years
Theo H. Pitt, Jr. Age: 76	Trustee	Since 9/10	Senior Partner, Community Financial Institutions Consulting (financial consulting) since 1999; Partner, Pikar Properties (real estate) since 2001; Account Administrator, Holden Wealth Management Group of Wachovia Securities (money management firm) from 2003-2008.	10
Independent Trustee of DGHM Investment Trust for its two series of that trust; Gardner Lewis Investment Trust for its two series of that trust and Hanna Investment Trust for its one series of that trust (all registered investment companies).  Previously, Independent Trustee of Hillman Capital Management Investment Trust for its two series from 2000 to 2009, NCM Capital Investment Trust for its one series from 2007 to 2009, New Providence Investment Trust from 2008 to 2009, and Tilson Investment Trust for its two series from 2004 to 2009 (all registered investment companies).

James H. Speed, Jr. Age: 58	Trustee, Chairman	Since 7/09	President and CEO of NC Mutual Insurance Company (insurance company) since 2003; President of Speed Financial Group, Inc. (consulting and private investments) from 2000 to 2003.	10
Independent Trustee of the following Hillman Capital Management Investment Trust for the two series of that trust; Brown Capital Management Mutual Funds  for the three series of the trust; and Tilson Investment Trust for the two series of that trust; (all registered investment companies).  Member of Board of Directors of NC Mutual Life Insurance Company.  Member of Board of Directors of M&F Bancorp.  Previously, Independent Trustee of New Providence Investment Trust for its one series from 2009 until 2011 (registered investment company).

J. Buckley Strandberg Age: 52	Trustee	Since 7/09	President of Standard Insurance and Realty (insurance and property management) since 1982.	10	None

(Continued)

Presidio Multi-Strategy Fund

Additional Information
(Unaudited)

Name, Age and Address	Position held with Funds or Trust	Length of Time Served	Principal Occupation During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years
Other Officers
Matthew R. Lee Age: 30 1777 Borel Place, Suite 415, San Mateo, CA 94402	President (Presidio Multi-Strategy Fund)	Since 2/10
Chief Executive Officer of Presidio Capital Investments, LLC (advisor to the Presidio Multi-Strategy Fund) since 2006;  Financial Planning Specialist with Smith Barney, a division of Citigroup Global Markets, Inc. (now known as Morgan Stanley Smith Barney) from 2004-2006; Associate at Bank of America Investments, Inc. (investment management) from 2003-2004.
				n/a	n/a
T. Lee Hale, Jr. Age: 34	Chief Compliance Officer; Assistant Treasurer	Since 7/09 and 4/10	Financial Reporting Manager for The Nottingham Company (fund administrator) since 2009; previously, principal of Lee Hale Contracting (marine industry consulting).	n/a	n/a
A. Vason Hamrick Age: 35	Secretary	Since 7/09	Corporate Counsel for The Nottingham Company since 2004.	n/a	n/a

(Continued)

Presidio Multi-Strategy Fund
is a series of
The Starboard Investment Trust

For Shareholder Service Inquiries:	For Investment Advisor Inquiries:
Documented:	Documented:

Nottingham Shareholder Services	Presidio Capital Investments, LLC
116 South Franklin Street	1777 Borel Place, Suite 415
Post Office Drawer 4365 Rocky Mount, North Carolina 27803	San Mateo, California, 94402

Toll-Free Telephone:	Toll-Free Telephone:

1-800-773-3863	650-341-1019

World Wide Web @: ncfunds.com	World Wide Web @: presidio-cap.com

Item 2.  CODE OF ETHICS.

(a)
The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to its Principal Executive Officer(s), Principal Financial Officer(s), and Principal Accounting Officer(s), or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(c)	There have been no substantive amendments during the period covered by this report.

(d)	The registrant has not granted, during the period covered by this report, any waivers, including an implicit waiver.

(f)(1)	A copy of the code of ethics that applies to the registrant’s Principal Executive Officers and Principal Financial Officers is filed pursuant to Item 12.(a)(1) below.

Item 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant’s Board of Trustees has determined that the registrant has an audit committee financial expert, as defined in Item 3 of Form N-CSR, serving on its audit committee.

As of the date of this report, May 31, 2012, the registrant’s audit committee financial expert is Mr. James H. Speed, Jr. Mr. Speed is “independent” for purposes of Item 3 of Form N-CSR.

Item 4.  PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a)
Audit Fees – Audit fees billed for the registrant for the last two fiscal years are reflected in the table below.  These amounts represent aggregate fees billed by the registrant’s independent accountant, BrookWeiner, LLC (“Accountant”), in connection with the annual audits of the registrant’s financial statements and for services normally provided by the Accountant in connection with the registrant’s statutory and regulatory filings for those fiscal years.

Fund	2011	2012
FMX Growth Allocation Fund	$11,000	$12,000
FMX Total Return Fund	$11,000	$12,000
Caritas All-Cap Growth Fund	$9,500	$12,000
Presidio Multi-Strategy Fund	$9,500	$12,000

(b)
Audit-Related Fees – There were no additional fees billed in the fiscal years ended May 31, 2011 and May 31, 2012 for assurance and related services by the Accountant that were reasonably related to the performance of the audit of the registrant’s financial statements that were not reported under paragraph (a) of this Item.

(c)
Tax Fees – The tax fees billed in each of the last two fiscal years ended for professional services rendered by the Accountant for tax compliance, tax advice, and tax planning are reflected in the table below.  These services were for the completion of each fund’s federal and state income tax returns, excise tax returns, and assistance with distribution calculations.

Fund	2011	2012
FMX Growth Allocation Fund	$3,700	$1,500
FMX Total Return Fund	$3,700	$1,500
Caritas All-Cap Growth Fund	$3,700	$1,500
Presidio Multi-Strategy Fund	$3,700	$1,500

(d)	All Other Fees – There were no other fees paid to the Accountant which were not disclosed in Items (a) through (c) above during the last two fiscal years.

(e)(1)
The registrant’s Board of Trustees pre-approved the engagement of the Accountant for the last two fiscal years at an audit committee meeting of the Board of Trustees called for such purpose; and will pre-approve the Accountant for each fiscal year thereafter at an audit committee meeting called for such purpose.  The charter of the audit committee states that the audit committee should pre-approve any audit services and, when appropriate, evaluate and pre-approve any non-audit services provided by the Accountant to the registrant and to pre-approve, when appropriate, any non-audit services provided by the Accountant to the registrant’s investment adviser, or any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant if the engagement relates directly to the operations and financial reporting of the registrant.

(2)	There were no services as described in each of paragraph (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)	Not Applicable.

(g)
Aggregate non-audit fees billed by the Accountant to the registrant for services rendered for the fiscal years ended May 31, 2011 and May 31, 2012 were $14,800 and $6,000, respectively.  There were no fees billed by the Accountant for non-audit services rendered to the registrant’s investment adviser, or any other entity controlling, controlled by, or under common control with the registrant’s investment adviser.

(h)	Not applicable.

Item 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

Item 6.	SCHEDULE OF INVESTMENTS.

A copy of the schedule of investments of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

Item 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

Item 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

Item 10.  SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

None.

Item 11.  CONTROLS AND PROCEDURES.

(a)
The Principal Executive Officer(s) and the Principal Financial Officer(s) have concluded that the registrant’s disclosure controls and procedures are effective based on their evaluation of the disclosure controls and procedures as of a date within 90 days of the filing of this report.

(b)
There were no changes in the registrant's internal control over financial reporting that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.    EXHIBITS.

(a)(1)	Code of Ethics required by Item 2 of Form N-CSR is filed herewith as Exhibit 12.(a)(1).

(a)(2)	Certifications required by Item 12.(a)(2) of Form N-CSR are filed herewith as Exhibit 12.(a)(2).

(a)(3)	Not applicable.

(b)	Certifications required by Item 12.(b) of Form N-CSR are filed herewith as Exhibit 12.(b).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Starboard Investment Trust

By: (Signature and Title)	/s/ Dale J. Murphey
Dale J. Murphey President and Principal Executive Officer FMX Growth Allocation Fund and the FMX Total Return Fund
Date: August 1, 2012

By: (Signature and Title)	/s/ Robert G. Fontana
Robert G. Fontana President, Treasurer, Principal Executive Officer and Principal Financial Officer Caritas All-Cap Growth Fund
Date: August 1, 2012

By: (Signature and Title)	/s/ Matthew R. Lee
Matthew R. Lee, President, Treasurer, Principal Executive Officer and Principal Financial Officer Presidio Multi-Strategy Fund
Date: August 1, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By: (Signature and Title)	/s/ Dale J. Murphey
Dale J. Murphey President and Principal Executive Officer FMX Growth Allocation Fund and the FMX Total Return Fund
Date: August 1, 2012

By: (Signature and Title)	/s/ Julie M. Koethe
Julie M. Koethe Treasurer and Principal Financial Officer FMX Growth Allocation Fund and the FMX Total Return Fund
Date: August 1, 2012

By: (Signature and Title)	/s/ Robert G. Fontana
Robert G. Fontana President, Treasurer, Principal Executive Officer and Principal Financial Officer Caritas All-Cap Growth Fund
Date: August 1, 2012

By: (Signature and Title)	/s/ Matthew R. Lee
Matthew R. Lee, President, Treasurer, Principal Executive Officer and Principal Financial Officer Presidio Multi-Strategy Fund
Date: August 1, 2012